United States
                          Securities and Exchange Commission
                                 Washington, D.C. 20549

                                      Form N-CSR

                  Certified Shareholder Report of Registered Management
                                 Investment Companies

                     Investment Company Act File Number 811-04466

                                  Monetta Fund, Inc.
                  (exact name of registrant as specified in charter)

                              1776-A S. Naperville Road
                                     Suite 100
                                Wheaton, IL 60187-8133
                       (address of principal executive offices)

                                  Arthur Don Esq.
                                 Seyfarth Shaw LLP
                         55 E. Monroe Street, Suite 4200
                                 Chicago, IL 60603
                       (name and address of agent for service)



Registrant's telephone number, including area code: (630) 462-9800

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2005



Form N-CSR is to be used by management Investment companies to file reports with the Commission not later that 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940(17CFR270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays current valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary , Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed the collection of information under the clearance requirements of 44 U.S.C. 3507.





Item 1.   Annual Report to Shareholders

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940(17CFR270.30e-1).


Monetta Family
of Mutual Funds
No-Load








Monetta Fund

Monetta Trust
Select Technology Fund
Mid-Cap Equity Fund
Balanced Fund
Intermediate Bond Fund
Government Money
  Market Fund







Annual Report
December 31, 2005









1-800-MONETTA
www.monetta.com

				TABLE OF CONTENTS


Performance Highlights
	Monetta Fund						 4
	Monetta Select Technology Fund				 5
	Monetta Mid-Cap Equity Fund				 6
	Monetta Balanced Fund					 7
	Monetta Intermediate Bond Fund				 8
	Monetta Government Money Market Fund			 9

Disclosure Of Fund Expenses					10

Schedules of Investments
	Monetta Fund                                            11
	Monetta Select Technology Fund				14
	Monetta Mid-Cap Equity Fund				15
	Monetta Balanced Fund					18
	Monetta Intermediate Bond Fund				22
	Monetta Government Money Market Fund			25

Financial Statements
	Statements of Assets & Liabilities			26
	Statements of Operations				27
	Statements of Changes in Net Assets			28
	Notes to Financial Statements				30

Report Of Independent Registered Public Accounting Firm	        40
Other Information						41
Directors/Trustees						43

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-Monetta,or visiting www.Monetta.com

Principal Risks: Excluding the Government Money Market Fund, the Monetta Funds, at the discretion of the Portfolio Manager, may invest in Initial Public Offerings (IPO's) which will significantly impact its performance.
Due to the speculative nature of IPO's, there can be no assurance that IPO participation will continue and that IPO's will have a positive effect on the fund's performance. For the twelve months ended December 31, 2005, the Funds did not participate in IPO's. Historically, small company stocks and mid-cap company stocks have been more volatile than large company stocks, including the increased risk of price fluctuations. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

While the Fund is no-load, management and other expenses still apply. Please refer to the prospectus for further details.

References to individual securities are the views of the Adviser at the date of this report and are subject to change. References are not a recommendation to buy or sell any security. Fund holdings and compositions are subject to change.

Participation in a dollar cost averaging plan does not assure a profit and does not protect against a loss in declining markets.

Since indices are unmanaged, it is not possible to invest in them. Sources for performance data include Lipper, Bloomberg L.P. and Frank Russell Company.

This report must be preceded or accompanied by a Prospectus.
Please refer to the prospectus for important information about the investment company including investment objectives, risks, charges and expenses. Read it carefully before you invest or send money.

Opinions expressed are those of the fund managers and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice. Distributor: Quasar Distributors, LLC 02/06.

<Page 2>

Dear Fellow Shareholders:				January 23, 2006

The year 2005 turned out to be a much better year for the U.S. economy than many had initially expected, especially with major negative events ranging from the rise in oil prices, the Iraq War and deadly hurricanes. The confluence of good and bad news resulted in the major market indices staying within a fairly tight trading band, with the S&P 500 Index, including dividends, up 4.91% while the smaller capitalization NASDAQ Index posted a moderate gain of 1.37%.

Energy, utilities and healthcare sectors posted the strongest gains, while telecommunication services and consumer discretionary sectors were the worst performers. Masking an overall lackluster stock market were the gains in the energy sectors, which advanced approximately 30% during 2005.

Putting downward pressure on the financial markets were spiking energy costs, rising short-term interest rates, concerns about a "housing bubble" and the effects of Hurricane Katrina. On the positive side, U.S.
corporate profits generally have continued to surpass estimates resulting in improved corporate balance sheets and dividend payouts.

The bond market, as measured by the Lehman Brothers Gov't/Credit Intermediate Bond Index, was up a moderate 1.58% in 2005. In spite of the Federal Reserve's aggressive monetary policy, inflationary pressures remain subdued providing a floor or flating yield curve under the bond market.

The market outlook for 2006 includes a widespread belief that the market will rally following confirmation of a final Federal Reserve rate hike. We believe that stock prices already reflect the end of the Federal Reserve's tightening cycle and that the key drivers of 2006 performance will be a reacceleration in corporate earnings. Typically, it takes about six months after the last rate hike before market multiples begin to expand which suggests the latter half of 2006 providing greater capital appreciation potential. The first half of the year is expected to be mildly inflationary, as the Federal Reserve takes it foot off the interest rate peddle. A key economic factor in 2006 will be the extent that consumer spending slows under the weight of higher energy costs, increased debt levels and moderate wage increases.

Current market momentum suggests favoring the energy, healthcare and technology sectors while underweighting the consumer discretionary, financial and housing sectors.

Please visit our website to enroll in the Monetta/Sage College
Tuition Rewards(tm) Program*. Since inception, the program has accumulated the equivalent of $285,615 in tuition credits for shareholders.
Shareholders receive $500 in tuition credits upon enrolling in the program and earn tuition credits annually, at a rate of 5%, based on each shareholder's account balance.

I'd like to thank you for your continued support and the confidence you've placed in Monetta. We look forward to a happy and prosperous 2006.

Sincerely,



Robert S. Bacarella
President, Founder and Portfolio Manager

*The Tuition Rewards(tm) will be remitted solely as a reduction from the college's full tuition bill and not awarded in cash.

By enrolling in the SAGE Scholars Program you become a sponsor.
A sponsor must identify a designated student at least two years before beginning college and can support multiple students from the same family. Tuition Rewards(tm) credits are applied evenly over a four-year undergraduate education and accumulate annually, equal to 2.5% of the Monetta account value on June 30 and December
31 of each year. Each student can earn up to $24,710 in Tuition Rewards(tm) or first year tuition, whichever is less at participating colleges. College may blend Tuition Rewards(tm) into the total financial reward package they offer to students.



<Page 3>






Monetta Fund					Period ended 12/31/05

Investment Objective:	Market Capitalization:	Total Net Assets:
Capital Appreciation	$49 billion		$59.3 million

PERFORMANCE:			      Average Annual Total Return
				1 Year		5 Year		10 Year
Monetta Fund			15.40%	 	0.38%		4.25%
S&P 500 Index*	 	         4.91%	 	0.54%		9.07%
Russell 3000 Growth Index*	 5.17%	       -3.15%		6.48%

*Source Lipper and Frank Russell Company

[Performance Graph Appears Here]

Data For Performance Graph

 			Russell
	Monetta		3000
Date	Fund	S & P	Growth

Dec/95	10,000	10,000	10,000
Mar/96	10,154	10,537	10,541
Jun/96	10,469	11,009	11,205
Sep/96	10,450	11,349	11,557
Dec/96	10,162	12,295	12,188
Mar/97	9,424	12,625	12,123
Jun/97	11,361	14,825	14,401
Sep/97	13,632	15,935	15,614
Dec/97	12,823	16,392	15,691
Mar/98	14,233	18,677	18,019
Jun/98	12,956	19,298	18,663
Sep/98	9,912	17,383	16,748
Dec/98	11,664	21,105	21,186
Mar/99	10,354	22,156	22,405
Jun/99	11,851	23,718	23,436
Sep/99	11,991	22,238	22,555
Dec/99	17,706	25,545	28,352
Mar/00	21,051	26,130	30,419
Jun/00	20,356	25,435	29,496
Sep/00	19,117	25,188	27,938
Dec/00	14,877	23,218	21,996
Mar/01	12,173	20,467	17,486
Jun/01	13,259	21,664	19,083
Sep/01	10,279	18,486	15,263
Dec/01	11,743	20,460	17,679
Mar/02	11,478	20,499	17,230
Jun/02	10,784	17,754	14,047
Sep/02	9,887	14,688	11,871
Dec/02	9,951	15,926	12,723
Mar/03	9,319	15,425	12,564
Jun/03	11,087	17,799	14,438
Sep/03	11,352	18,270	15,069
Dec/03	12,943	20,493	16,664
Mar/04	12,842	20,840	16,854
Jun/04	12,197	21,198	17,155
Sep/04	12,172	20,802	16,248
Dec/04	13,135	22,755	17,817
Mar/05	12,984	22,266	17,047
Jun/05	13,957	22,571	17,482
Sep/05	14,830	23,384	18,218
Dec/05	15,159	23,870	18,739

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-Monetta or visiting www.Monetta.com.

The hypothetical graph to the right compares the change in value of a $10,000 investment in the Monetta Fund, the S&P 500 Index and the Russell 3000 Growth Index, with dividend and capital gains reinvested.

The Russell 3000 Growth Index is an index that measures the performance of the 3,000 large U.S. companies within the Russell 1000 and Russell 2000 indices.

The S&P 500 Index is the Standard & Poor's Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

Since the Russell 3000 Growth Index is no longer an appropriate index, it will not be reflected on the graph after 12/31/2005. Please refer to footnote at bottom of Page 2.

Portfolio Composition

Healthcare-Services	9.6%
Telecommunications	6.5%
Semiconductors	        5.4%
Oil & Gas	        5.0%
Retail	                4.6%
Pharmaceuticals	        4.2%
Internet	        4.1%
All Other Industries   58.0%
(A)	                2.6%

(A) Short-term investments net of other assets and liabilities.



Top 5 Equity Holdings:                   % of Net Assets

UnitedHealth Group, Inc.		 3.31%
General Electric Co.			 2.16%
Burlington Northern Santa Fe Corp.	 2.03%
McKesson Corp.				 1.74%
Procter & Gamble Co.			 1.66%

Total Top 5 Equity Holdings		10.90%



Commentary

The Monetta Fund posted a 15.40% return in 2005, which compares favorably to the S&P 500 Index and Russell 3000 Growth Index returns of 4.91% and 5.17%, respectively. For the three years ended December 31, 2005, the Fund's 15.06% annualized return also exceeded both the S&P 500 Index and Russell 3000 Growth Index returns of 14.38% and 13.78%, respectively. Overall, fund performance benefited from its energy and healthcare weighting and a non-recurring class action settlement totaling approximately $2.3 million.

During 2005 fund holdings were significantly reduced as we concentrated the portfolio toward the mid-cap companies, especially in the energy and healthcare sectors. As a result, the Fund's average market capitalization declined from approximately $55 billion to $49 billion at year end.
Although a significant number of holdings were eliminated from the portfolio, fund turnover declined to 170.2%, the lowest turnover ratio in several years. During 2005, net realized gains on securities sold totaled $4.4 million, however there were no capital gain distributions to shareholders. The net realized gains were offset against tax loss carry forwards, which at year end totaled approximately $16.1 million, a significant future tax benefit to shareholders.


Major sector changes during the year included a reduction in the retail sector from 9.1% to 4.6% and the Home Building sector from 4.5% to 0%, respectively. Sector weightings were increased in Healthcare-Services from 4.0% to 9.6% and new positions were established in the Iron/Steel sector totaling 2.7% at year end.

The best performing securities last year included Sunoco, Inc., United Health Group, Inc. and Toll Brothers, Inc., representing 1.32%, 3.31% and 0.00%, respectively, of year end net assets. Within sectors, Google, Inc. and Apple Computer, Inc. were the Fund's top technology holdings, representing 1.40% and 1.21% of year end net assets, respectively. In the Transportation sector, Burlington Northern Santa Fe Company was the top performer representing 2.03% of the year end net assets.

We were very aggressive in selling securities that did not meet expectations or those that guided future estimates lower, resulting in the sale of Cree, Inc., VeriSign, Inc., IBM and Alcoa, Inc.

Current market indicators signal that overall market conditions are positive. The energy and healthcare sectors continue to be favorable with the technology sector showing increased investor interest. Performance in 2006 will largely depend on increased corporate profitability and the consumer's resilience to higher energy costs.

<Page 4>



Monetta Select Technology Fund 			Period ended 12/31/05

Investment Objective:	Market Capitalization:  Total Net Assets:
Capital Appreciation	$49 billion	        $1.5 million

PERFORMANCE: 			              Average Annual Total Return
								  Since Inception
					1 Year		5 Year		2/1/97
Select Technology Fund 			3.02%		-9.36%		1.66%
S&P 500* Index				4.91%		 0.54%		6.98%
Merrill Lynch 100 Technology Index*	5.87%		-5.46%		7.81%

*Source Lipper and Bloomberg L.P.

[Performance Graph Appears Here]

Data For Performance Graph

			Merrill
	Select  S&P	Lynch
DATE	Tech	500	100 Tech

12/96	10,000	10,000	10,000
3/97	9,490	9,631	8,579
6/97	11,820	11,311	9,972
9/97	15,089	12,158	12,158
12/97	14,716	12,507	10,770
3/98	15,956	14,250	12,453
6/98	15,321	14,723	13,049
9/98	12,240	13,263	11,609
12/98	14,303	16,102	17,218
3/99	13,246	16,904	19,164
6/99	15,958	18,096	23,253
9/99	16,085	16,967	24,625
12/99	23,301	19,490	40,115
3/00	26,237	19,936	48,980
6/00	23,388	19,406	43,847
9/00	24,370	19,217	42,216
12/00	18,936	17,715	25,646
3/01	15,739	15,615	17,965
6/01	17,006	16,529	20,752
9/01	12,699	14,104	12,266
12/01	14,705	15,611	17,324
3/02	12,770	15,640	16,809
6/02	8,729	13,546	11,669
9/02	6,357	11,207	8,004
12/02	7,628	12,151	10,143
3/03	7,713	11,769	10,132
6/03	9,380	13,579	13,186
9/03	10,524	13,939	14,805
12/03	11,597	15,635	17,153
3/04	11,032	15,899	17,415
6/04	10,835	16,173	17,475
9/04	9,606	15,870	15,533
12/04	11,245	17,360	18,418
3/05	10,171	16,987	16,911
6/05	10,496	17,220	17,043
9/05	11,272	17,840	18,713
12/05	11,583	18,211	19,499

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-Monetta or visiting www.Monetta.com.

The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Select Technology Fund, the S&P 500 Index and the Merrill Lynch 100 Technology Index, with dividends and capital gains reinvested.

The S&P 500 Index is the Standard & Poor's Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

The Merrill Lynch 100 Technology Index is an equal-dollar weighted index of 100 stocks designed to measure the performance of a cross section of large, actively traded technology stocks and ADR's. Please refer to footnote at bottom of Page 2.

Portfolio Composition

Semiconductors	                               28.8%
Telecommunications	                       18.7%
Internet	                               14.6%
Computers	                               13.2%
Software	                                9.5%
Semiconductor Components-Integrated Circuits	6.4%
All Other Industries	                        7.0%
(A)	                                        1.8%

(A) Short-term investments net of other assets and liabilities.



Top 5 Equity Holdings:            % of Net Assets

Google, Inc. - CL A		  8.04%
Advanced Micro Devices, Inc.	  5.93%
Motorola, Inc.			  5.11%
National Semiconductor Corp.	  5.03%
Intel Corp.			  4.84%

Total Top 5 Equity Holdings      28.95%

Commentary

The Monetta Select Technology Fund posted a return of 3.02% in 2005.
This performance was in line with the major technology based indices, i.e. Merrill Lynch 100 Technology and Goldman Sachs Technology indices, which increased 5.87% and 2.02%, respectively, in 2005.

Because of the Fund's small asset base, which resulted in a high expense ratio, we shifted the Fund to a more concentrated, large capitalization portfolio that could benefit from a more favorable technology environment.

As reflected in the Fund's average market capitalization of $49.4 billion, the Fund is weighted toward the larger capitalization companies. During the year the Fund reduced the number of holdings from 84 to 26 issues while maintaining diversification among technology sectors. The largest sector weighting was in the semiconductor area followed by telecommunications, which included such holdings as Motorola, Inc. and Qualcomm, Inc. representing 5.11% and 3.34%, respectively, of year end net assets.

The top performing issues last year included Google Inc., Apple Computer, Inc., Marvell Technology Group, Inc. and SanDisk Corp , representing 8.04%, 3.71%, 3.62% and 0.00% of year end net assets, respectively. The worst performing issues were Avaya, Inc., and VeriSign, Inc. which declined due to earnings results below expectations and lower guidance. Both securities were sold.

We believe the Fund is well positioned to take advantage of increased investor interest in the large capitalization technology sector. It appears that overall sector profitability is improving as corporations increase capital spending in this area. In addition, the consumer demand for wireless products should benefit companies such as Broadcom Corp, Marvell Technology Group, Inc., and Qualcomm, Inc. representing 3.04%, 3.62% and 3.34% of year end net assets, respectively.

Our investment strategy is to maintain a large capitalization, concentrated investment portfolio. We intend to realize profits on extended positions and reinvesting proceeds in companies demonstrating above average growth characteristics. This is intended to be a high risk, high return fund with above average volatility.

<Page 5>



Monetta Mid-Cap Equity Fund			Period ended 12/31/05

Investment Objective:	Market Capitalization:	Total Net Assets:
Capital Appreciation	$8 billion		$6.9 million

PERFORMANCE:			  Average Annual Total Return
			        1 Year	     5 Year	 10 Year
Mid-Cap Equity Fund 	        12.08%	     -7.39%	  3.79%
S&P 400 Mid-Cap Index*	        12.56%	      8.60%	 14.36%

*Source Lipper

[Performance Graph Appears Here]

Data For Performance Graph

DATE	MIDCAP	S & P 400

12/95	10,000	10,000
3/96	10,861	10,616
6/96	11,087	10,922
9/96	11,522	11,240
12/96	12,419	11,921
3/97	12,368	11,743
6/97	14,087	13,469
9/97	16,109	15,635
12/97	16,038	15,765
3/98	17,547	17,501
6/98	17,033	17,126
9/98	13,296	14,648
12/98	15,899	18,777
3/99	15,747	17,579
6/99	17,773	20,067
9/99	16,870	18,381
12/99	24,386	21,541
3/00	29,575	24,274
6/00	28,005	23,473
9/00	29,372	26,325
12/00	21,292	25,312
3/01	12,558	22,586
6/01	15,174	25,558
9/01	11,186	21,323
12/01	12,123	25,157
3/02	11,796	26,847
6/02	10,306	24,348
9/02	8,488	20,321
12/02	8,815	21,506
3/03	8,960	20,551
6/03	11,178	24,174
9/03	11,741	25,766
12/03	12,905	29,165
3/04	12,597	30,641
6/04	12,178	30,938
9/04	11,506	30,288
12/04	12,942	33,971
3/05	12,870	33,835
6/05	13,270	35,277
9/05	14,215	36,998
12/05	14,506	38,234

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-Monetta or visiting www.Monetta.com.

The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Mid-Cap Equity Fund to the S&P 400 Mid-Cap Index, with dividends and capital gains reinvested.

The S&P 400 Mid-Cap Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation. Please refer to footnote at bottom of Page 2.

Portfolio Composition

Healthcare-Services	8.7%
Telecommunications	5.8%
Oil & Gas	        5.5%
Commercial Services	4.6%
Internet	        4.6%
Pharmaceuticals	        4.3%
Electronics	        3.9%
Retail	                3.9%
All Other Industries   56.5%
(A)	                2.2%

(A) Short-term investments net of other assets and liabilities.




Top 5 Equity Holdings:              % of Net Assets

E*Trade Financial Corp.             2.11%
Burlington Northern Santa Fe Corp.  2.05%
Celgene Corp.                       1.87%
Starbucks Corp.                     1.74%
Intuitive Surgical, Inc.            1.70%

Total Top 5 Equity Holdings         9.47%


Commentary

The Monetta Mid-Cap Equity Fund was up 12.08% in 2005, in line with the 12.56% return of its benchmark S&P 400 Mid-Cap Index. For the three years ended December 31, 2005, the Fund's annualized investment return was 18.06% compared to a 21.15% return of the S&P 400 Mid-Cap Index.

During the year, the Fund's average market capitalization stayed within a narrow range of $7 to $8 billion. During 2005, portfolio holdings were reduced from 111 issues to 87 issues while the Fund's portfolio turnover ratio declined from 311.0% to 175.0%.

Net realized gains on securities sold totaled $763,000, which was applied against tax loss carry forwards, which at year end totaled approximately $5.3 million.

Sector weighting did not change materially during the year. Healthcare Services was the largest sector weighting at year end, totaling 8.7% of net assets.

New positions were established in the Engineering/Construction and Coal sectors that represented 2.9% and 1.1% of the year end net assets, respectively.

Compared to its benchmark index, the Fund is overweighted in the Healthcare and Technology sectors while underweighted in Financial Services and Industrial sectors.

The best performing securities in 2005 were Valero Energy Corporation, Celgene Corporation and the Chicago Mercantile Exchange representing 1.49%, 1.87% and 0.00% of the year end net assets, respectively. Worst performers included the Chicago Bridge and Iron Company and Verisign, Inc. due to accounting issues and earnings dilution concerns. As a result, both securities were sold.

The Fund continues to be invested in what we believe to be premier mid-cap growth companies with above average growth prospects. The Fund is diversified by sector and individual security holdings.
At year end, the top ten holdings represent 17.2% of year end net assets.

Assuming the Federal Reserve stops tightening in 2006, and corporate profitability improves, we believe that the mid-cap growth stock sector will attract increased investor interest as multiples expand on higher growth prospects.

<Page 6>


Monetta Balanced Fund				Period ended 12/31/05

Investment Objective:        Market Capitalization:  Average Maturity:
Capital Appreciation/Income  $80 billion	     6.0 Years

Total Net Assets:
$3.7 million

PERFORMANCE: 				Average Annual Total Return
					 1 Year	  5 Year   10 Year
Balanced Fund				 2.83%	  -1.68%   6.47%
S&P 500 Index*				 4.91%	   0.54%   9.07%
Lehman Bros. Gov't/Credit Bond Index*	 2.37%	   6.11%   6.17%

*Source Lipper

[Performance Graph Appears Here]

Data For Performance Graph

                          Lehman
DATE	Balanced S&P 500  Corp/Govt Bond

12/95	10,000	 10,000	  10,000
3/96	10,485	 10,537	   9,766
6/96	11,222	 11,009	   9,812
9/96	11,819	 11,349	   9,985
12/96	12,593	 12,295	  10,290
3/97	12,583	 12,625	  10,202
6/97	13,792	 14,827	  10,573
9/97	15,478	 15,938	  10,943
12/97	15,264	 16,395	  11,294
3/98	16,316	 18,681	  11,466
6/98	15,941	 19,301	  11,682
9/98	14,133	 17,386	  12,260
12/98	16,581	 21,109	  12,276
3/99	17,853	 22,160	  12,128
6/99	18,635	 23,722	  11,995
9/99	18,230	 22,242	  12,060
12/99	21,490	 25,549	  12,010
3/00	23,181	 26,134	  12,333
6/00	22,625	 25,439	  12,512
9/00	23,392	 25,192	  12,871
12/00	20,383	 23,222	  13,434
3/01	16,484	 20,470	  13,864
6/01	17,381	 21,668	  13,905
9/01	15,733	 18,489	  14,567
12/01	16,847	 20,464	  14,576
3/02	16,335	 20,503	  14,507
6/02	14,933	 17,758	  15,051
9/02	13,776	 14,691	  15,909
12/02	14,440	 15,929	  16,185
3/03	14,390	 15,428	  16,451
6/03	15,928	 17,801	  17,031
9/03	16,235	 18,272	  16,944
12/03	17,248	 20,496	  16,939
3/04	17,543	 20,842	  17,460
6/04	17,205	 21,201	  16,907
9/04	17,134	 20,804	  17,509
12/04	18,203	 22,758	  17,649
3/05	17,901	 22,269	  17,531
6/05	18,155	 22,574   18,134
9/05	18,546	 23,386	  17,960
12/05	18,720	 23,873	  18,067

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-Monetta or visiting www.Monetta.com.

The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Balanced Fund to the S&P 500 Index, with dividends and capital gains reinvested, and the Lehman Bros. Gov't/Credit Bond Index.

The S&P 500 Index is the Standard & Poor's Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

The Lehman Brothers Gov't/Credit Bond Index is a market value weighted performance benchmark which includes virtually every major U.S. government and investment-grade rated corporate bond with 1-30 years remaining until maturity. Please refer to footnote at bottom of Page 2.

Portfolio Composition

Common Stocks	        59.9%
Corporate Bonds	        25.7%
U.S. Gov't Agencies	 5.0%
Treasury Notes	         7.0%
(A)	                 2.4%


(A) Short-term investments net of other assets and liabilities.



Top 5 Equity Holdings:		% of Net Assets

Phelps Dodge Corp.		2.31%
Gilead Sciences, Inc.		2.11%
Microsoft Corp.			2.10%
Altria Group, Inc.		2.00%
The Walt Disney Co.		1.93%

Total Top 5 Equity Holdings    10.45%

Commentary

The Monetta Balanced Fund appreciated 2.83% in 2005 compared to the returns of the S&P 500 Index and the Lehman Gov't /Credit Bond Index of 4.91% and 2.37%, respectively.

At December 31, 2005, the Fund's portfolio mix was approximately 60% equity, 40% fixed income, an asset category mix that was maintained throughout the year. The number of equity portfolio holdings were reduced from 55 issues to 40 issues at year end. Portfolio turnover declined to 76.5% in 2005 from 148.6% in 2004. The Fund's equity holdings consist primarily of large capitalization growth companies as reflected by the $80 billion average market capitalization.

At year end, the largest sector weighting was telecommunications, representing 4.8% of year end net assets. During 2005, the only major sector shift was in the media sector, which declined from 7.1% to 3.1% at year end, as Comcast Corp. and Liberty Media were sold due to deteriorating industry fundamentals.

Best performing stocks included E-Trade Financial Corp.,Valero Energy Corp.
and Phelps Dodge Corp., which represented 1.68%, 1.38% and 2.31%, respectively, of year end net assets.

The fixed income portion of the Fund continues to be positioned defensively. Holdings are primarily investment grade corporates or treasury issues with an average duration of 4.55 years.

The general consensus is that the Federal Reserve will move away from its restrictive stance in 2006. As the Federal Reserve moves to the sideline, investor focus should shift to inflation expectations. If inflation remains moderate, this should be positive for stocks and mid-range maturity bonds, which could provide a reasonable level of risk/return opportunity.

Overall, we believe the Fund is positioned to benefit from an improving economic environment, moderate inflation and increased investor interest in large capitalization issues.

<Page 7>



Monetta Intermediate Bond Fund		   Period ended 12/31/05

Investment Objective:	30-Day SEC Yield:  Average Maturity:
Income			3.55%	           3.5 Years

Total Net Assets:
$8.2 million


PERFORMANCE:                          Average Annual Total Return
					1 Year	5 Year	10 Year
Monetta Intermediate Bond Fund 		1.05%	4.14%	5.39%
Lehman Bros. Intermediate
  Gov't/Credit Bond Index*		1.58%	5.50%	5.80%

*Source Lipper

[Performance Graph Appears Here]

Data For Performance Graph

                  Lehman
DATE	Monetta   Int.Corp/Bond

12/95	10,000	  10,000
3/96	9,970	   9,917
6/96	10,120	   9,979
9/96	10,342	  10,156
12/96	10,645	  10,405
3/97	10,619	  10,393
6/97	10,980	  10,700
9/97	11,324	  10,989
12/97	11,593	  11,224
3/98	11,760	  11,399
6/98	12,008	  11,614
9/98	12,524	  12,135
12/98	12,564	  12,171
3/99	12,660	  12,148
6/99	12,515	  12,100
9/99	12,728	  12,211
12/99	12,765	  12,217
3/00	12,948	  12,400
6/00	12,944	  12,610
9/00	13,333	  12,973
12/00	13,803	  13,453
3/01	14,291	  13,909
6/01	14,421	  14,002
9/01	15,007	  14,646
12/01	14,416	  14,658
3/02	14,257	  14,626
6/02	14,807	  15,147
9/02	15,376	  15,833
12/02	15,747	  16,100
3/03	16,027	  16,343
6/03	16,407	  16,788
9/03	16,323	  16,785
12/03	16,341	  16,795
3/04	16,689	  17,210
6/04	16,315	  16,776
9/04	16,681	  17,231
12/04	16,729	  17,306
3/05	16,642	  17,156
6/05	16,986	  17,581
9/05	16,879	  17,490
12/05	16,903	  17,579

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-Monetta or visiting www.Monetta.com.

Prior to July 1, 2001, total returns are net of a portion or all of the advisory fees waived by the Adviser. Effective July 1, 2001, the Adviser elected not to waive any portion of the management fee. The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Intermediate Bond Fund to the Lehman Bros. Intermediate Government/ Credit Bond Index.

The Lehman Brothers Intermediate Government/Credit Bond Index is a market value weighted performance benchmark which includes virtually every major U.S. government and investment-grade rated corporate bond with 1-10 years remaining until maturity. Please refer to footnote at bottom of Page 2.

Portfolio Composition

Corporate Bonds	        76.5%
U.S. Gov't Agencies	11.4%
Treasury Notes	        11.0%
(A)	                 1.1%

(A) Short-term investments net of other assets and liabilities.




Maturity Profile:            % of Net Assets

1 Year or Less	             22.68%
1-3 Years	             30.73%
3-6 Years	             25.26%
6-10 Years	             21.33%
Over 10 Years	              0.00%

Total		            100.00%

Commentary

The Monetta Intermediate Bond Fund had a gross return of 2.60%
(1.05% net of expenses) for the twelve months ended December 31, 2005 versus its benchmark Lehman Brothers Intermediate Government/Credit Index return of 1.58%.

The global bond market for the whole of 2005 was conflicted and contradictory but it also presented us with several surprises. Major reservations regarding economic strength, inflation, interest rates, and corporate credit have not been completely put to rest despite a year that will be recalled as the high point of the first business cycle uplift of the 21st century.

Long bond yields are now essentially flat with short-term yields as the federal funds rate has increased 325 basis points to 4.25%. During the last week of 2005, the U.S. Treasury 10-year bond (4.39%) sank below the 2-year Treasury (4.40%) inverting for the first time since 2000. An inverted curve usually precedes economic decelerations, but even Federal Reserve Chairman Greenspan believes times have changed and has commented that the yield curve in recent years has lost it's capability to indicate when a recession or recovery was about to occur. In 2005, we witnessed 3.5% - 4.0% economic growth and rising commodity prices but, in contrast to historic experience, core inflation budged only slightly and the 30-year Treasury yield dropped from 4.87% to 4.54%. Foreign demand for U.S. dollar denominated fixed income securities last year has been the primary reason that bond yields have remained low. Foreign investors purchased 99% of the U.S. Treasury's net new issuance and 80% of overall issuance in 2005 compared to foreign demand of almost zero in 2001.
It is also surprising that the higher yielding corporate, or credit portion, of the bond market underperformed its government counterpart in 2005 despite historical evidence that would have suggested otherwise. The primary reason for this corporate underperformance is largely due to the transition of the U.S auto sector to speculative-grade (high yield) status and the investor anxiety over growing negative event risk in corporate America.

The Fund continues to maintain an average portfolio rated "A" credit quality, as defined by the three main nationally recognized rating agencies - Moody's, S & P and Fitch, with an average maturity of 3.5 years (slightly shorter than usual as the flatter curve has provided little to no incremental yield advantage for taking longer maturity risk). Heading into 2006, we will continue to overweight the corporate credit sector, particularly the utility sector because of the conservative industry characteristics, to generate incremental yield. We see three primary areas to watch for signs of volatility in the upcoming year - stability of housing markets, continued strength of U.S. dollar and benign core inflation maintenance.

<Page 8>


Monetta Government Money Market Fund	        Period ended 12/31/05

Investment Objective:		 7-Day Yield:   Average Days to Maturity:
Income and Capital Preservation	 3.44%**        27 Days

Total Net Assets:
$3.2 million

PERFORMANCE: 			Average Annual Total Return
				1 Year	5 Year	10 Year
Monetta Government
  Money Market Fund		2.54%**	1.77%**	3.50%**
Lipper US Gov't Money
  Market Funds Avg.*		2.43%	1.62%	3.34%

*Source Lipper

[Performance Graph Appears Here]

Data For Performance Graph

                Lipper
                US Gov't
	        Money Market
DATE	Monetta	Index

12/95	10,000	10,000
3/96	10,124	10,121
6/96	10,247	10,241
9/96	10,375	10,365
12/96	10,506	10,491
3/97	10,636	10,615
6/97	10,767	10,745
9/97	10,905	10,879
12/97	11,047	11,017
3/98	11,187	11,152
6/98	11,331	11,290
9/98	11,479	11,430
12/98	11,625	11,562
3/99	11,761	11,685
6/99	11,896	11,811
9/99	12,035	11,944
12/99	12,188	12,091
3/00	12,350	12,247
6/00	12,528	12,418
9/00	12,721	12,605
12/00	12,924	12,796
3/01	13,095	12,961
6/01	13,227	13,092
9/01	13,332	13,197
12/01	13,397	13,262
3/02	13,440	13,308
6/02	13,486	13,353
9/02	13,530	13,393
12/02	13,564	13,427
3/03	13,584	13,451
6/03	13,606	13,471
9/03	13,624	13,484
12/03	13,640	13,496
3/04	13,657	13,508
6/04	13,673	13,520
9/04	13,707	13,543
12/04	13,758	13,581
3/05	13,818	13,636
6/05	13,894	13,709
9/05	13,990	13,801
12/05	14,106	13,913

Performance data quoted represents past performance; past performance does not guarantee future results. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-Monetta or visiting www.Monetta.com.

An investment in the Government Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Government Money Market Fund to the Lipper U.S. Government Money Market Funds Average.

The Lipper U.S. Government Money Market Funds Average is a performance benchmark which includes funds invested principally in financial instruments issued or guaranteed by the U.S. government, its agencies or its instrumentalities, with dollar-weighted average maturities of less than 90 days.

**Total returns are net of advisory and distribution fees waived and voluntary absorption of all or part of the Fund's operating expenses by the Advisor. Had fees not been waived, the 7-day yield would have been 2.62%, versus 3.44%, on December 31, 2005. The 7-day yield will vary, and the yield quotation more closely reflects the current earnings of the Fund than the total return quotation. Please refer to footnote at bottom of Page 2.

Portfolio Composition

FEDERAL FARM CREDIT BANK             9.2%
FEDERAL HOME LOAN BANK              23.3%
FEDERAL NATIONAL MORTGAGE ASSOC.    46.9%
FEDERAL HOME LOAN MORTGAGE CORP.    20.8%
(A)	                            -0.2%

(A) Net of other assets and liabilities.



Allocation:

Government Obligations		100.2%
Other Assets Less Liabilities	(0.2)%

Total				100.0%


Commentary

The Monetta Government Money Market Fund gained 2.54% for the twelve months ended December 31, 2005. This compared favorably to the Lipper U.S. Government Money Market Funds category, which gained 2.43%.

Once again the U.S. economy revealed its resilient nature during 2005. Economic growth accelerated from 3.5% in the first half of the year to an estimated 4%+ in the last half of the year. On the heels of this strong growth, the Federal Reserve finished the year by raising rates twice in the fourth quarter - for the 12th and 13th consecutive time - bringing the federal funds rate to 4.25%. This has resulted in a yield curve that is on the verge of being inverted for the first time in almost five years. Since June of 2004, 2-year Treasury rates have risen 168 basis points while 10-year Treasury rates have fallen by 22 basis points. The Federal Reserve's long tightening cycle looks set to come to at least a pause in the first quarter of 2006. It appears that the current level of rates is more neutral than accommodative, but not restrictive. Interestingly, following the three major tightening cycles in the past twenty years, the Federal Reserve actually lowered rates within four to eight months as a result of economic slowing. Another important fact is that most recessions in the last forty years have been triggered by a combination of aggressive anti-inflation tightening and a major economic or energy shock. So far, energy prices have been absorbed quite smoothly. In addition, the business sector is in solid shape, which is essential to an economy that desperately needs to wean itself off strong consumer spending as the sole driver of our economic engine. Although we believe that the Federal Reserve is coming to the end of its policy of normalizing rates, a shift to actively tight monetary policy appears unlikely near term, but is quite possible later in 2006 as economic expansion, both in the U.S. and abroad, becomes more balanced.

The Fund will continue to overweight the agency discount note sector versus Treasury bills because of the incremental yield benefit that this sector continues to provide. Our current strategy is to maintain the relatively short average life of the Fund until such time as the Federal Reserve's fiscal policy becomes more definitive.

<Page 9>


Disclosure Of Fund Expenses				December 31, 2005

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This Example is intended to help you understand your ongoing costs
(in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent semi-annual period, July 1, 2005 -
December 31, 2005.

ACTUAL EXPENSES
The table below provides information about actual account values and actual expenses. The example below includes, but is not limited to, management fees, distribution and shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the Example below does not include portfolio trading commissions and related expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.



				BEGINNING     ENDING	   EXPENSES PAID
		     	     ACCOUNT VALUE ACCOUNT VALUE   DURING PERIOD*   ANNUALIZED
				7/1/05	     12/31/05	  7/1/05-12/31/05 EXPENSE RATIO
ACTUAL
Monetta Fund			$ 1,000   $  1,070.15	    $  9.05 	     1.78%
Select Technology Fund	  	  1,000        989.71	      25.31	     5.08%
Mid-Cap Equity Fund		  1,000	      1049.69	      11.93 	     2.34%
Balanced Fund			  1,000      1,000.94	      13.21	     2.64%
Intermediate Bond Fund	          1,000	       997.64	       7.60	     1.52%
Gov't Money Market Fund 	  1,000	     1,005.09	       7.63	     2.04%**

HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
Monetta Fund			$ 1,000    $ 1,016.24	    $  8.92	     1.78%
Select Technology Fund 	  	  1,000	       999.56	      25.42	     5.08%
Mid-Cap Equity Fund 	          1,000	     1,013.37	      11.76	     2.34%
Balanced Fund			  1,000	     1,011.85	      13.27	     2.64%
Intermediate Bond Fund	          1,000	     1,017.50	       7.67	     1.52%
Gov't Money Market Fund 	  1,000	     1,017.50 	       7.67	     2.04%**


* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year)/365 days (to reflect the one-half year period).

** The Adviser voluntarily waived the management fee and the Board of Trustees waived all of the Distribution and Service (12b-1) Fees resulting in an actual expense ratio of 2.04% versus 0.63%.


<Page 10>


Schedule of Investments			           December 31, 2005
Monetta Fund
COMMON STOCKS - 97.4%                 	                       VALUE
NUMBER OF SHARES

Aerospace/Defense - 2.8%
  	7,000   	Boeing Co.		  	    $491,680
  	5,200   	General Dynamics Corp.	             593,060
  	8,800   	Lockheed Martin Corp.	             559,944
			       	                           1,644,684
Agriculture - 1.0%
       23,000   	Archer-Daniels-Midland Co.	     567,180

Auto Parts & Equipment - 0.6%
      *20,000   	The Goodyear Tire & Rubber Co.       347,600

Banks - 2.5%
       18,500   	U.S. Bancorp 			     552,965
       15,000   	Wells Fargo & Co.		     942,450
			 				   1,495,415

Beverages - 0.4%
  	4,000   	PepsiCo, Inc.			     236,320

Biotechnology - 2.4%
       *6,000   	Amgen, Inc.  			     473,160
       *5,000   	Biogen Idec, Inc. 		     226,650
       *4,000   	Genentech, Inc.  		     370,000
       *5,000   	Genzyme Corp.  		             353,900
							   1,423,710

Building Materials - 1.4%
  	9,000   	Cemex S.A. - SP ADR (b)	             533,970
  	4,000   	Vulcan Materials Co. 	             271,000
						             804,970
Coal - 2.3%
  	7,000   	Arch Coal, Inc.  		     556,500
  	9,500   	Peabody Energy Corp. 	             782,990
						           1,339,490

Commercial Services - 1.7%
       20,000   	McKesson Corp. 		           1,031,800

Computers - 2.1%
      *10,000   	Apple Computer, Inc.	             718,900
       10,000   	Hewlett-Packard Co. 	             286,300
      *10,000   	Network Appliance, Inc.              270,000
 						           1,275,200
Cosmetics/Personal Care - 1.7%
       17,000   	Proctor & Gamble Co.   	             983,960


             						       VALUE
NUMBER OF SHARES

Diversified Financial Services - 3.8%
        9,000   	Calamos Asset Management,
		          Inc.  - CL A  		    $283,050
  	5,000   	Merrill Lynch & Co., Inc. 	     338,650
        1,000   	The Chicago Mercantile Exchange      367,490
  	6,500   	The Goldman Sachs Group, Inc.        830,115
       30,000   	The Charles Schwab Corp. 	     440,100
							   2,259,405
Electric - 3.8%
  	9,000   	American Electric Power Co., Inc.    333,810
       15,000   	Duke Energy Corp.  		     411,750
	6,100   	Edison Int'l 			     266,021
       14,000   	PPL Corp. 			     411,600
       16,000   	TXU Corp. 			     803,040
 							   2,226,221

Electrical Component & Equipment - 1.1%
  	8,000   	AMETEK, Inc.   		             340,320
  	4,500   	Emerson Electric Co.  	             336,150
							     676,470

Electronics - 0.5%
       *8,000   	Jabil Circuit, Inc.   	             296,720

Engineering & Construction - 0.6%
       13,000   	Chicago Bridge & Iron Co. 	     327,730

Entertainment - 1.1%
  	8,000   	Int'l Game Technology 	             246,240
      *12,000   	Penn National Gaming, Inc.           395,400
						             641,640
Food - 1.8%
       35,000   	Safeway, Inc.  		             828,100
      *13,000   	The Kroger Co.  	    	     245,440
 			     			           1,073,540

Healthcare-Products - 1.0%
       10,000   	Johnson & Johnson	             601,000

Healthcare-Services - 9.6%
  	5,000   	Aetna, Inc.               	     471,550
       *9,000   	Coventry Health Care, Inc.	     512,640
       10,000   	HCA, Inc.                	     505,000
       10,000   	Health Management
		          Associates, Inc. - CL A   	     219,600

<Page 11>


Schedule of Investments			           December 31, 2005
Monetta Fund (Cont'd)
COMMON STOCKS                				       VALUE
NUMBER OF SHARES

      *10,000   	Humana, Inc.     		    $543,300
      *12,000   	Laboratory Corp. of
		  	  America Holdings  	             646,200
	8,000   	Quest Diagnostics, Inc.              411,840
       31,600   	UnitedHealth Group, Inc.  	   1,963,624
       *5,000   	WellPoint, Inc.     	             398,950
							   5,672,704

Insurance - 3.4%
       10,000   	American Int'l Group, Inc.           682,300
       24,000   	Marsh & McLennan
		  	  Companies, Inc.   	             762,240
  	6,100   	The Chubb Corp.  		     595,665
							   2,040,205
Internet - 4.1%
      *15,000   	Audible, Inc.  	      	             192,600
      *15,000   	eBay, Inc. 			     648,750
       *2,000   	Google, Inc. - CL A   	             829,720
      *20,000   	Yahoo! Inc.   		             783,600
							   2,454,670
Iron/Steel - 2.7%
       11,000   	Allegheny Technologies, Inc.         396,880
       12,000   	Nucor Corp. 			     800,640
  	9,000   	United States Steel Corp. 	     432,630
							   1,630,150

Lodging - 0.6%
       *7,000   	Wynn Resorts, Ltd.   	             383,950

Machinery-Construction & Mining - 3.2%
       10,000   	Caterpillar, Inc. 		     577,700
       15,000   	Joy Global, Inc.     	             600,000
      *12,000  		Terex Corp.   		             712,800
							   1,890,500

Machinery-Diversified - 0.5%
       *7,000   	Zebra Technologies Corp. 	     299,950

Media - 2.6%
       40,000   	The Walt Disney Co.    	             958,800
       35,000   	Time Warner, Inc.   	             610,400
							   1,569,200

Metal Fabricate/Hardware - 1.5%
       10,000  		Commercial Metals Co.   	     375,400
       10,000   	Precision Castparts Corp.            518,100
 							     893,500


							       VALUE
NUMBER OF SHARES

Miscellaneous Manufacturing - 2.9%
       36,500   	General Electric Co.    	  $1,279,325
  	5,000   	Illinois Tool Works, Inc. 	     439,950
			 				   1,719,275
Oil & Gas - 5.0%
       10,000   	Chesapeake Energy Corp.   	     317,300
  	6,000   	ENSCO Int'l, Inc. 		     266,100
       10,000   	Marathon Oil Corp.    	             609,700
       *5,000   	Nabors Industries Ltd.    	     378,750
       10,000   	Sunoco, Inc. 			     783,800
  	6,000   	Todco - CL A  		             228,360
  	8,000   	Valero Energy Corp.    	             412,800
      							   2,996,810
Oil & Gas Services - 2.8%
       *9,000   	Cal Dive Int'l, Inc. 	             323,010
       *8,000   	Grant Prideco, Inc.  	             352,960
       10,000   	Halliburton Co.    		     619,600
      *10,000   	Weatherford Enterra, Inc. 	     362,000
						     	   1,657,570

Pharmaceuticals - 4.2%
  	9,000   	Cardinal Health, Inc.	             618,750
       *7,000   	Caremark RX, Inc. 		     362,530
       *7,000   	Express Scripts, Inc. 	             586,600
       *5,000   	Gilead Sciences, Inc.	             263,150
      *14,000   	King Pharmaceuticals, Inc.	     236,880
    	  *89		OSI Pharmaceuticals,
		  	  Inc. - RT (c)       		           4
       10,000   	Teva Pharmaceutical
		  	  Industries Ltd. - SP ADR (b)       430,100
							   2,498,014

Retail - 4.6%
  	5,000   	Abercrombie & Fitch Co. - CL A       325,900
  	6,000 	        Home Depot, Inc. 		     242,880
  	5,000   	Lowe's Companies, Inc.  	     333,300
       12,000   	McDonald's Corp.		     404,640
       *5,000   	Panera Bread Co. - CL A  	     328,400
      *20,000   	Starbucks, Corp. 		     600,200
       10,000   	Wal-Mart Stores, Inc.   	     468,000
						           2,703,320
Semiconductors - 5.4%
      *10,000   	Advanced Micro Devices, Inc.         306,000
      *10,000   	Broadcom Corp. - CL A  	             471,500
      *10,000   	Freescale Semiconductor,
                          Inc.  - CL B    	             251,700
       21,000   	Intel Corp.  			     524,160

<Page 12>


Schedule of Investments			           December 31, 2005
Monetta Fund (Cont'd)
COMMON STOCKS                				       VALUE
NUMBER OF SHARES

	5,000  		KLA-Tencor Corp.		    $246,650
      *30,000   	Micron Technology, Inc. 	     399,300
       20,000   	National Semiconductor Corp.         519,600
       15,000   	Texas Instruments, Inc.  	     481,050
							   3,199,960

Software - 2.6%
       10,000   	Global Payments, Inc.	             466,100
       20,000   	Microsoft Corp. 		     523,000
      *20,000   	Red Hat, Inc.  		             544,800
							   1,533,900

Telecommunications - 6.5%
       10,000   	America Movil S.A.
		  	  de C.V. - ADR Series L (b)         292,600
       12,000   	Corning, Inc. 		             235,920
      *10,000   	Crown Castle Int'l Corp. 	     269,100
       10,000   	Harris Corp.   	                     430,100
      *15,000   	Juniper Networks, Inc.               334,500
       40,000   	Motorola, Inc.                       903,600
       20,000   	Qualcomm, Inc.   		     861,600
       22,000   	Sprint Nextel Corp.                  513,920
						           3,841,340

Transportation - 2.6%
       17,000   	Burlington Northern
		  	  Santa Fe Corp. 		   1,203,940
  	6,700   	CSX Corp.      		             340,159
							   1,544,099

Total Common Stocks 				         $57,782,172
  (Cost $50,764,391) (a)

							       VALUE
NUMBER OF SHARES
VARIABLE DEMAND NOTES - 2.9%
PRINCIPAL AMOUNT
      695,100		American Family Financial
		   	  Services Co. - 4.03%              $695,100
    1,013,500 		Wisconsin Corp. Central
		  	  Credit Union - 4.05%             1,013,500
							   1,708,600


Total Investments - 100.3%  			          59,490,772
  (Cost $52,472,991) (a)

Other Net Assets
  Less Liabilities - (0.3%) 			           (165,819)

Net Assets - 100%  					 $59,324,953



(a) Cost for tax purposes is $52,475,430; the aggregate gross unrealized appreciation for tax purposes is $7,641,931 and aggregate gross unrealized depreciation for tax purposes is $626,589, resulting in net unrealized appreciation for tax purposes of $7,015,342. The difference between book basis and tax basis net unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

(b) American Depository Receipt (ADR).

(c) Right (RT) - security giving the holder the entitlement to purchase new shares issued by the corporation, at a specified price within a specified period of time.

See accompanying notes to financial statements.

* Non-income producing security.

<Page 13>


Schedule of Investments				  December 31, 2005
Monetta Select Technology Fund
COMMON STOCKS - 98.2%                 		              VALUE
NUMBER OF SHARES

Computers - 13.2%
	  *800   	Apple Computer, Inc.		    $57,512
  	 2,000   	Electronic Data Systems Corp.  	     48,080
 	*3,000   	EMC Corp.   		             40,860
  	 2,000   	Hewlett-Packard Co. 		     57,260
						            203,712

Electronic Components-Semiconductor - 28.8%
 	*3,000   	Advanced Micro Devices, Inc.	     91,800
 	*1,000   	Broadcom Corp. - CL A                47,150
  	 3,000   	Intel Corp.		             74,880
 	*4,000   	Micron Technology, Inc. 	     53,240
  	 3,000   	National Semiconductor Corp.  	     77,940
 	*1,000   	NVIDIA Corp. 		             36,560
  	 2,000   	Texas Instruments, Inc.  	     64,140
							    445,710
Internet - 14.6%
 	*1,000   	eBay, Inc. 			     43,250
   	  *300   	Google, Inc. - CL A  		    124,458
	*1,500   	Yahoo! Inc. 			     58,770
							    226,478
Media - 3.5%
 	*2,000   	XM Satellite Radio
		  	  Holdings, Inc. - CL A     	     54,560

Semiconductor Components-
  Integrated Circuits - 6.4%
 	*3,000   	Cypress Semiconductor Corp.	     42,750
 	*1,000   	Marvell Technology Group Ltd.	     56,090
							     98,840
Semiconductor Equipment - 3.5%
  	 3,000   	Applied Materials, Inc.		     53,820

Software - 9.5%
        *2,000   	BMC Software, Inc.  		     40,980
         2,000   	Microsoft Corp. 		     52,300
        *2,000   	Red Hat, Inc.			     54,480
							    147,760

Telecommunications - 18.7%
        *2,000   	Comverse Technology, Inc.            53,180
  	 3,000   	Corning, Inc. 			     58,980
  	 3,500   	Motorola, Inc. 			     79,065
  	 1,200   	Qualcomm, Inc.   		     51,696
  	 2,000   	Sprint Nextel Corp.   		     46,720
 						            289,641

             						      VALUE
NUMBER OF SHARES

Total Common Stocks 					 $1,520,521
  (Cost $1,208,746) (a)

VARIABLE DEMAND NOTES - 2.4%
PRINCIPAL AMOUNT
	37,300   	Wisconsin Corp. Central
		  	  Credit Union - 4.05%  	     37,300

Total Investments - 100.6%  				  1,557,821
  (Cost $1,246,046) (a)

Other Net Assets Less
  Liabilities - (0.6%)   				    (9,292)

Net Assets - 100%   				         $1,548,529


(a) Cost for book and tax purposes is $1,246,046; the aggregate gross unrealized appreciation for tax purposes is $341,128 and aggregate gross unrealized depreciation for tax purposes is $29,353, resulting in net unrealized appreciation for tax purposes of $311,775.

See accompanying notes to financial statements.

* Non-Income producing security.

<Page 14>


Schedule of Investments			    	 December 31, 2005
Monetta Mid-Cap Equity Fund
COMMON STOCKS - 97.8 % 	       			             VALUE
NUMBER OF SHARES

Aerospace/Defense - 0.9%
     *2,500 	AAR Corp.   			           $59,875

Airlines - 1.6%
     *5,000 	AMR Corp.  			           111,150

Banks - 1.0%
      2,000 	Commerce Bancorp, Inc. 		            68,820

Biotechnology - 3.8%
     *2,000	Celgene Corp.  			           129,600
     *2,000	MedImmune, Inc.    		            70,040
     *1,000	Millipore Corp. 	                    66,040
						           265,680

Building Materials - 2.2%
      1,500	Florida Rock Industries, Inc.   	    73,590
      1,000	Martin Marietta Materials, Inc.  	    76,720
							   150,310
Chemicals - 2.6%
      2,000	Lubrizol Corp.  			    86,860
      2,000	The Sherwin-Williams Co. 		    90,840
							   177,700

Coal - 1.1%
      1,000	Arch Coal, Inc.  			    79,500

Commercial Services - 4.6%
     *2,000	Iron Mountain, Inc. 		            84,440
      2,000	McKesson Corp.  			   103,180
      1,000	Pharmaceutical Product
		  Development, Inc.   		            61,950
     *5,000	Quanta Services, Inc.   		    65,850
 							   315,420

Computers - 1.4%
     *2,000	Cognizant Technology
		  Solutions Corp. - CL A   	           100,700

Distribution/Wholesale - 0.9%
     *1,500	WESCO Int'l, Inc.     		            64,095

Diversified Financial Services - 3.5%
     *7,000	E*TRADE Financial Corp.  		   146,020
      2,500	Raymond James Financial, Inc.               94,175
   							   240,195


             					             VALUE
NUMBER OF SHARES

Electric - 3.0%
      1,000   Ameren Corp.  			           $51,240
      5,000   CenterPoint Energy, Inc. 	     	            64,250
      1,000   DTE Energy Co.  		     	            43,190
      1,000   FirstEnergy Corp.       	                    48,990
							   207,670

Electrical Component & Equipment - 1.0%
     *3,000  Encore Wire Corp.  		            68,280

Electronics - 3.9%
      1,000   Garmin Ltd.       		     	    66,350
     *2,000   Jabil Circuit, Inc.  	     	            74,180
      3,000   PerkinElmer, Inc.    	     	            70,680
     *2,000   Thermo Electron Corp.    	                    60,260
							   271,470

Engineering & Construction - 2.9%
      1,000   Fluor Corp.    		     	     	    77,260
     *1,000   Jacobs Engineering Group, Inc. 		    67,870
     *2,000   The Shaw Group, Inc.                          58,180
   							   203,310

Food - 0.9%
     *2,000   Smithfield Foods, Inc.                        61,200

Healthcare-Products - 2.7%
     *3,000   Cytyc Corp.     		                    84,690
     *2,000   St. Jude Medical, Inc.                       100,400
							   185,090

Healthcare-Services - 8.7%
     *1,000   Community Health Systems, Inc.                38,340
     *2,000   Covance, Inc.     		            97,100
     *1,000   Coventry Health Care, Inc.                    56,960
     *1,000   Davita, Inc.   		                    50,640
     *1,200   Health Net, Inc.  		            61,860
     *1,000   Intuitive Surgical, Inc.	                   117,270
      2,000   Manor Care, Inc.  		            79,540
      2,000   Quest Diagnostics, Inc.   	           102,960
							   604,670

Holding Companies-Diversified - 1.1%
      1,500   Walter Industries, Inc.   	            74,580

<Page 15>


Schedule of Investments				 December 31, 2005
Monetta Mid-Cap Equity Fund (Cont'd)
COMMON STOCKS                				     VALUE
NUMBER OF SHARES

Home Builders - 0.9%
      2,000   Winnebago Industries, Inc.                   $66,560

Home Furnishings - 0.8%
      2,500   Furniture Brands Int'l, Inc.   	            55,825

Insurance - 3.0%
      3,000   Marsh & McLennan
		 Companies, Inc. 		      	    95,280
      2,000   SAFECO Corp.    		     	           113,000
							   208,280
Internet - 4.6%
     *2,000   CheckFree Corp.		      	            91,800
     *1,000   F5 Networks, Inc.     	     	            57,190
     *2,000   j2 Global Communications, Inc.                85,480
     *2,000   Monster Worldwide, Inc.                       81,640
							   316,110

Iron/Steel - 1.3%
      1,000   Cleveland-Cliffs, Inc.    	            88,570

Leisure Time - 2.1%
      2,000   Brunswick Corp.     	      	            81,320
      1,300   Polaris Industries, Inc.                      65,260
   							   146,580

Lodging - 3.6%
      1,500   Boyd Gaming Corp.      	                    71,490
      1,500   Harrah's Entertainment, Inc.                 106,935
      1,000   Station Casinos, Inc.   	                    67,800
							   246,225

Machinery-Construction & Mining - 1.0%
      1,500   JLG Industries, Inc. 	      	            68,490

Media - 1.8%
    *10,000   Sirius Satellite Radio, Inc.  	            67,000
     *2,000   XM Satellite Radio
                Holdings, Inc. - CL A  		            54,560
						           121,560

Metal Fabricate/Hardware - 1.1%
      2,000   Commercial Metals Co. 		            75,080

Miscellaneous Manufacturing - 0.8%
      1,000   Actuant Corp. - CL A     		            55,800

             					             VALUE
NUMBER OF SHARES

Oil & Gas - 5.5%
      1,000   Diamond Offshore
		Drilling, Inc.      		 	   $69,560
      1,000   Holly Corp.  		      	      	    58,870
      1,500   Noble Energy, Inc.   	      	            60,450
      2,000   Valero Energy Corp.    	     	           103,200
      2,000   XTO Energy, Inc.  		      	    87,880
                  					   379,960

Packaging & Containers - 0.9
      1,500   Ball Corp.   			            59,580

Pharmaceuticals - 4.3%
     *3,000   Alkermes, Inc.   		      	            57,360
     *1,000   Barr Pharmaceuticals, Inc.                    62,290
      1,000   Omnicare, Inc.  		                    57,220
      1,500   Shire Pharmaceuticals
		Group - PLC - SP ADR (b)                    58,185
     *2,000   Watson Pharmaceuticals, Inc.                  65,020
  							   300,075

Pipelines - 2.2%
      2,000   Equitable Resources, Inc. 	            73,380
      2,500   National Fuel Gas Co.  	                    77,975
 							   151,355

Retail - 3.9%
     *2,000   Chico's FAS, Inc.   	     	            87,860
     *2,000   Office Depot, Inc.  	                    62,800
     *4,000   Starbucks, Corp.   	   	    	   120,040
							   270,700

Semiconductors - 0.9%
     *2,000   Sirf Technology Holdings, Inc.                59,600

Software - 2.2%
     *2,000   Blackboard, Inc.   		    	    57,960
     *3,000   Salesforce.com, Inc.   	    	            96,150
							   154,110

Telecommunications - 5.8%
      2,000   Harris Corp.     		    	            86,020
     *2,000   NII Holdings, Inc. 		            87,360
      2,000   Qualcomm, Inc.  		    	            86,160

<Page 16>


Schedule of Investments			         December 31, 2005
Monetta Mid-Cap Equity Fund (Cont'd)
COMMON STOCKS                	      		             VALUE
NUMBER OF SHARES

    *10,000   Qwest Communications Int'l, Inc. 	           $56,500
     *2,000   Vimpel-Communications OAO - SP ADR (b)        88,460
 							   404,500

Transportation - 3.3%
      2,000   Burlington Northern Santa Fe Corp.           141,640
      2,000   Landstar System, Inc.                	    83,480
							   225,120


Total Common Stocks     				 6,763,795
  (Cost $5,610,456) (a)

VARIABLE DEMAND NOTES - 2.6%
PRINCIPAL AMOUNT
     20,600   American Family Financial
                  Services Co. - 4.03%                      20,600
    155,900   Wisconsin Corp. Central
                  Credit Union - 4.05%                     155,900
							   176,500

Total Investments - 100.4%  			         6,940,295
  (Cost $5,786,956) (a)

Other Net Assets
  Less Liabilities - (0.4%)  			          (27,221)

Net Assets - 100%    				        $6,913,074


(a) Cost for tax purposes is $5,793,307; the aggregate gross unrealized appreciation for tax purposes is $1,200,955 and aggregate gross unrealized depreciation for tax purposes is $53,967, resulting in net unrealized appreciation for tax purposes of $1,146,988. The difference between book basis and tax basis net unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

(b) American Depository Receipt (ADR).

See accompanying notes to financial statements.

* Non-income producing security.

<Page 17>


Schedule of Investments			        December 31, 2005
Monetta Balanced Fund
COMMON STOCKS - 59.9%                 	                    VALUE
NUMBER OF SHARES

Agriculture - 3.6%
  	1,000   Altria Group, Inc.   		          $74,720
  	2,500   Archer-Daniels-Midland Co.                 61,650
						          136,370
Banks - 1.4%
  	1,000  	Wachovia Corp.   		           52,860

Computers - 2.5%
  	1,500   Electronic Data Systems Corp.              36,060
	2,000   Hewlett-Packard Co.   	                   57,260
						           93,320

Cosmetics/Personal Care - 1.6%
  	1,000   Proctor & Gamble Co.          	           57,880

Diversified Financial Services - 4.4%
  	1,000   Citigroup, Inc. 		           48,530
       *3,000  	E*TRADE Financial Corp. 	           62,580
  	1,320   J.P. Morgan Chase & Co.  	           52,391
						          163,501
Electric - 3.0%
  	1,500   Duke Energy Corp.    		           41,175
  	1,400   TXU Corp.       		           70,266
						          111,441
Forest Products & Paper - 1.8%
  	2,000   Int'l Paper Co.   		           67,220

Healthcare-Products - 1.6%
  	1,000   Johnson & Johnson  		           60,100

Healthcare-Services - 2.6%
  	1,000   HCA, Inc.      		                   50,500
   	 *600  	WellPoint, Inc.   		           47,874
						           98,374
Insurance - 4.7%
  	1,000   American Int'l Group, Inc.  	           68,230
  	1,000   SAFECO Corp.   			           56,500
    	  500   The Chubb Corp.  	 	           48,825
 						          173,555
Lodging - 1.9%
  	1,000   Harrah's Entertainment, Inc.   	           71,290

Media - 3.1%
  	3,000   The Walt Disney Co.      	          $71,910
  	2,500   Time Warner, Inc.  		           43,600
 						          115,510

             					            VALUE
NUMBER OF SHARES

Mining - 2.3%
   	  600   Phelps Dodge Corp.   		          $86,322

Miscellaneous Manufacturing - 1.4%
  	1,500   General Electric Co. 	                   52,575

Oil & Gas - 2.6%
  	1,000   Valero Energy Corp.  	                   51,600
  	1,066  	XTO Energy, Inc.   	                   46,840
 						           98,440

Oil & Gas Services - 2.6%

  	1,000   Baker Hughes, Inc.		           60,780
  	1,000   Smith Int'l, Inc.   	                   37,110
					                   97,890

Pharmaceuticals - 4.0%
  	1,000   Cardinal Health, Inc.   	           68,750
       *1,500   Gilead Sciences, Inc.    	           78,945
						          147,695

Retail - 3.5%
  	1,000   Home Depot, Inc.        	           40,480
  	1,000   McDonald's Corp.       	                   33,720
  	1,200   Wal-Mart Stores, Inc.   	           56,160
 					                  130,360
Semiconductors - 3.3%
  	1,500   Intel Corp.   		                   37,440
       *4,000   Micron Technology, Inc.	                   53,240
  	1,000   Texas Instruments, Inc.                    32,070
						          122,750
Software - 2.1%
  	3,000   Microsoft Corp.   		           78,450

Telecommunications - 4.8%
  	3,000   Motorola, Inc.    		           67,770
  	1,200   Qualcomm, Inc.  		           51,696
  	2,535   Sprint Nextel Corp.  	                   59,217
 					                  178,683

Transportation - 1.1%
    	  500   Union Pacific Corp.  		           40,255


Total Common Stocks   				        2,234,841
  (Cost $1,904,933) (a)

<Page 18>


Schedule of Investments			      	December 31, 2005
Monetta Balanced Fund (Cont'd)
CORPORATE BONDS - 25.7%		                        MATURITY DATE	   VALUE
PRINCIPAL AMOUNT

Auto - 0.5%
  	20,000  Daimlerchrysler NA Holding Co. 4.875%  	  06/15/10       $19,528

Banks - 2.8%
	25,000  Bank One Corp. 6.875%  			  08/01/06    	  25,270
  	25,000  Royal Bank of Scotland Group PLC 9.118%   03/31/49        28,640
  	25,000  Washington Mutual, Inc. 5.625%      	  01/15/07        25,138
  	25,000  Wells Fargo & Co. 5.125%                  02/15/07        25,052
								         104,100
Mortgage/Asset Backed - 0.8%
  	30,000  Bear Stearns Commercial Mortgage
		Securities, Inc. 6.440%      		  06/16/30        30,877

Cable TV - 0.3%
  	10,000  Cox Communications, Inc. 3.875%           10/01/08         9,637

Chemicals - 0.4%
  	15,000  Chevron Phillips Chemical Co. 5.375%   	  06/15/07        15,049

Computers - 0.5%
  	20,000  Hewlett-Packard Co. 3.625%    		  03/15/08     	  19,472

Electric - 5.8%
  	20,000  Alabama Power Co. 2.800%    		  12/01/06     	  19,647
  	15,000  CILCorp, Inc. 8.700%                      10/15/09        16,665
  	20,000  Constellation Energy Group 6.125%         09/01/09        20,636
  	11,000  DPL, Inc. 6.875%                       	  09/01/11     	  11,591
  	15,000  Duke Energy Corp. 7.375%                  03/01/10        16,229
	15,000  Firstenergy Corp. 5.500%                  11/15/06     	  15,054
  	15,000  FPL Group Capital, Inc. 6.125%         	  05/15/07     	  15,206
  	15,000  MidAmerican Energy Holdings 3.500%	  05/15/08        14,473
  	25,000  Pepco Holdings, Inc. 6.450%               08/15/12        26,305
  	25,000  Progress Energy, Inc. 6.750%              03/01/06        25,079
  	15,000  TXU Energy Co. 7.000%                     03/15/13        15,985
  	20,000  Wisconsin Electric Power 3.500%           12/01/07        19,475
  									 216,345
Energy - 1.7%
  	25,000  Conoco Funding Co. 6.350%                 10/15/11        26,787
  	20,000  Consolidated Natural Gas 5.375%           11/01/06        20,057
  	15,000  Valero Energy Corp. 7.375%         	  03/15/06        15,052
                                                                   	  61,896

<Page 19>


Schedule of Investments				                December 31, 2005
Monetta Balanced Fund (Cont'd)
CORPORATE BONDS 				        MATURITY DATE	   VALUE
PRINCIPAL AMOUNT

Finance - 6.2%
  	20,000  American General Finance 2.750%      	  06/15/08       $18,935
  	20,000  Amvescap, Inc. 5.900%       		  01/15/07        20,069
  	15,000  Boeing Capital Corp. 5.650%     	  05/15/06        15,067
  	25,000  Countrywide Home Loan 5.500%       	  08/01/06        25,102
  	15,000  General Electric Capital Corp. 8.625%     06/15/08        16,225
	25,000  General Motors Acceptance Corp. 6.125%    09/15/06     	  24,284
	25,000  Household Finance Corp. 7.875%            03/01/07     	  25,806
	25,000  National Rural Utilities 6.000%     	  05/15/06    	  25,115
	20,000  Pemex Finance Ltd. 9.030%     		  02/15/11    	  21,843
	15,000  SLM Corp. 3.500%              		  09/30/06        14,825
	25,000  Washington Mutual Finance
		 (Citigroup, Inc.) 6.250%   		  05/15/06        25,136
									 232,407
Food/Beverages - 1.1%
	20,000  Campbell Soup Co. 6.900%   		  10/15/06        20,249
	20,000  Diageo Capital plc 3.375%       	  03/20/08        19,363
									  39,612

Forestry - 0.1%
	3,000  	Weyerhaeuser Co. 6.125%                	  03/15/07         3,044

Insurance - 1.1%
	15,000  GE Global Insurance Holdings 7.500%       06/15/10        16,389
	25,000  Reinsurance Group of America 6.750%       12/15/11        26,649
              								  43,038
Medical - 0.4%
	15,000  Quest Diagnostic, Inc. 6.750%             07/12/06        15,132

Multimedia - 0.4%
	16,000  Time Warner Cos, Inc. 8.180%              08/15/07        16,736

Regional Authority - 1.5%
	25,000  Province of British Columbia 4.300%       05/30/13        24,616
	25,000  Quebec Province 7.125%                    02/09/24        30,812
									  55,428

Telephone - 2.1%
	10,000  Deutsche Telekom Int'l Finance 8.000%     06/15/10        11,338
	15,000  France Telecom 7.750%                     03/01/11        16,754
	25,000  New Cingular Wireless Services 7.350%     03/01/06        25,105
	25,000  Verizon Pennsylvania 5.650%               11/15/11        24,928
									  78,125
Total Corporate Bonds   						 960,426
 (Cost $965,417) (a)

<Page 20>


Schedule of Investments					       December 31, 2005
Monetta Balanced Fund (Cont'd)
U.S. GOVERNMENT AGENCIES - 5.0%			       MATURITY DATE       VALUE
PRINCIPAL AMOUNT

	25,000  Federal National Mortgage Assoc. 3.750%   09/15/08       $24,367
       100,000  Private Export Funding 5.685%    	  05/15/12       104,667
  	60,000  Tennessee Valley Authority 4.700%   	  07/15/33        57,445

Total U.S. Government Agencies      					 186,479
  (Cost $189,769) (a)

TREASURY NOTES - 7.0%
PRINCIPAL AMOUNT

        125,000  U.S. Treasury Note 6.500%      	  11/15/26       156,211
        105,000  U.S. Treasury Note 4.250%       	  08/15/13       104,061

Total Treasury Notes                                                     260,272
  (Cost $246,420) (a)

VARIABLE DEMAND NOTES - 2.5%
PRINCIPAL AMOUNT

         93,830  Wisconsin Corp. Central
                   Credit Union - 4.05%                                   93,830

Total Investments - 100.1%     					       3,735,848
  (Cost $3,400,369) (a)

Other Net Assets Less Liabilities - (0.1%)     				 (2,501)

Net Assets - 100%       					      $3,733,347



(a) Cost for book and tax purposes is $3,400,369; the aggregate gross unrealized appreciation for tax purposes is $368,320 and aggregate gross unrealized depreciation for tax purposes is $32,841, resulting in net unrealized appreciation for tax purposes of $335,479.

See accompanying notes to financial statements.

* Non-Income producing security.


<Page 21>


Schedule of Investments					        December 31, 2005
Monetta Intermediate Bond Fund
CORPORATE BONDS - 76.4%					 MATURITY DATE	    VALUE
PRINCIPAL AMOUNT

Auto - 0.9%
  	 75,000   Daimlerchrysler NA Holding Co. 4.875%    06/15/10       $73,229

Banks - 7.8%
 	150,000   Bank One Corp. 6.875%         	   08/01/06       151,618
 	175,000   Royal Bank of Scotland
	            Group PLC 9.118% 			   03/31/49       200,480
 	125,000   Washington Mutual, Inc. 5.625%       	   01/15/07       125,689
 	165,000   Wells Fargo & Co. 5.125%     		   02/15/07       165,343
  									  643,130

Mortgage/Asset Backed - 2.2%
 	180,000   Bear Stearns Commercial
		    Mortgage Securities, Inc. 6.440%       06/16/30       185,261

Cable TV - 2.6%
  	 90,000   Cox Communications, Inc. 3.875%      	   10/01/08        86,733
 	125,000   TCI Communications, Inc. 6.875%      	   02/15/06       125,232
   									  211,965
Chemicals - 1.3%
	110,000   Chevron Phillips Chemical Co. 5.375%     06/15/07       110,361

Computers - 1.2%
 	100,000   Hewlett-Packard Co. 3.625%          	   03/15/08        97,361

Electric - 16.0%
 	100,000   Alabama Power Co. 2.800%          	   12/01/06        98,237
 	135,000   CILCorp, Inc. 8.700%     		   10/15/09       149,989
 	100,000   Constellation Energy Group 6.125%        09/01/09       103,179
  	 80,000   DPL, Inc. 6.875%      		   09/01/11        84,300
 	135,000   Duke Energy Corp. 7.375%      	   03/01/10       146,059
 	135,000   Firstenergy Corp. 5.500%    		   11/15/06       135,485
 	110,000   FPL Group Capital, Inc. 6.125%     	   05/15/07       111,514
  	 50,000   MidAmerican Energy Holdings 3.500%       05/15/08        48,242
 	125,000   Pepco Holdings, Inc. 6.450%     	   08/15/12       131,527
 	100,000   PSEG Power LLC 6.875%     		   04/15/06       100,518
 	100,000   TXU Energy Co. 7.000%      		   03/15/13       106,566
 	105,000   Wisconsin Electric Power 3.500%    	   12/01/07       102,241
  									1,317,857
Energy - 4.4%
 	150,000   Conoco Funding Co. 6.350%   		   10/15/11       160,722
 	100,000   Consolidated Natural Gas 5.375%     	   11/01/06       100,283
 	100,000   Valero Energy Corp. 7.375%     	   03/15/06       100,348
  									  361,353

<Page 22>

Schedule of Investments					       December 31, 2005
Monetta Intermediate Bond Fund (Cont'd)
CORPORATE BONDS 				      MATURITY DATE	   VALUE
PRINCIPAL AMOUNT

Finance - 16.1%
 	100,000   American General Finance 2.750%      	   06/15/08       $94,674
  	 50,000   Amvescap, Inc. 5.900%     		   01/15/07        50,172
 	129,000   Boeing Capital Corp. 5.650%       	   05/15/06       129,575
 	125,000   Countrywide Home Loan 5.500%       	   08/01/06       125,510
 	160,000   General Electric Capital Corp.8.625% 	   06/15/08       173,062
 	100,000   General Motors Acceptance Corp.6.125%    09/15/06        97,136
 	125,000   Household Finance Corp. 7.875%     	   03/01/07       129,031
 	115,000   National Rural Utilities 6.000%          05/15/06       115,531
 	155,000   Pemex Finance Ltd. 9.030%      	   02/15/11       169,286
 	115,000   SLM Corp. 3.500%    			   09/30/06       113,656
 	125,000   Washington Mutual Finance
		   (Citigroup, Inc.) 6.250%                05/15/06       125,682
   									1,323,315

Food/Beverages - 2.4%
 	100,000   Campbell Soup Co. 6.900%       	   10/15/06       101,246
 	100,000   Diageo Capital plc 3.375%        	   03/20/08        96,813
    									  198,059

Insurance - 4.5%
 	172,000   GE Global Insurance Holdings 7.500%      06/15/10       187,925
 	175,000   Reinsurance Group of America 6.750%      12/15/11       186,546
 									  374,471

Medical - 1.2%
 	100,000   Quest Diagnostic, Inc. 6.750%        	   07/12/06       100,881

Regional Authority - 1.2%
 	100,000   Province of British Columbia 4.300%      05/30/13        98,465

Special Purpose - 5.0%
 	404,400   TRAINS-BBB-5-2002 6.554% (b)   	   08/15/08       407,045

Telephone - 9.6%
  	 95,000   AT&T Corp. 7.750%   			   03/01/07        97,716
 	125,000   Deutsche Telekom Int'l Finance 8.000%    06/15/10       141,721
 	135,000   France Telecom 7.750%   		   03/01/11       150,787
 	125,000   New Cingular Wireless Services 7.350%    03/01/06       125,526
 	125,000   Sprint Capital Corp. 6.000%        	   01/15/07       126,222
 	150,000   Verizon Pennsylvania 5.650%      	   11/15/11       149,567
   									  791,539
Total Corporate Bonds  						        6,294,292
  (Cost $6,321,250) (a)

<Page 23>



Schedule of Investments					       December 31, 2005
Monetta Intermediate Bond Fund (Cont'd)
U.S. GOVERNMENT AGENCIES - 11.4%		         MATURITY DATE	   VALUE
PRINCIPAL AMOUNT

	160,000   Federal National Mortgage Assoc. 3.750%  09/15/08      $155,952
 	160,000   Federal Home Loan Mortgage Corp. 3.375%  08/23/07       156,554
 	600,000   Private Export Funding 5.685%    	   05/15/12       628,000

Total U.S. Government Agencies     					  940,506
  (Cost $956,339) (a)

TREASURY NOTES - 11.0%
 	740,000   U.S. Treasury Note 4.750%   		   05/15/14       758,008
 	150,000   U.S. Treasury Note 3.375%   		   10/15/09       144,850

Total Treasury Notes   							  902,858
  (Cost $922,816) (a)

Total Investments - 98.8%  						8,137,656
  (Cost $8,200,405) (a)

Other Net Assets Less Liabilities - 1.2%   				   99,549


Net Assets - 100%    						       $8,237,205



(a) Cost for tax purposes is $8,230,674; the aggregate gross unrealized appreciation for tax purposes is $51,375 and aggregate gross unrealized depreciation for tax purposes is $144,393, resulting in net unrealized depreciation for tax purposes of $93,018. The difference between book basis and tax basis net unrealized depreciation is attributable primarily to the tax deferral of losses on wash sales.

(b) Represents a restricted security purchased under Rule 144A which is exempt from registration under the Securities Act of 1933, as amended. This security has been deemed liquid by the investment manager based on procedures approved by the Board of Trustees.

The TRAIN security was created to reflect the risk characteristics of five to ten year maturity ranges of the Lehman Credit Index, using highly liquid, index-eligible securities. The coupon represents a weighted average rate of the underlying securities held within the portfolio and is subject to revaluation upon additions and/or redemptions of those securities.

See accompanying notes to financial statements.

<Page 24>



Schedule of Investments		        December 31, 2005
Monetta Government Money Market Fund
FEDERAL FARM CREDIT BANK - 9.2%	 	        VALUE
PRINCIPAL AMOUNT

	300,000   4.270%, Due 03/22/06       $ 297,150


FEDERAL HOME LOAN BANK - 23.3%
PRINCIPAL AMOUNT

	550,000   4.140%, Due 01/12/06         549,304
	200,000   4.050%, Due 02/09/06         199,123
					       748,427

FEDERAL NATIONAL
  MORTGAGE ASSOC. - 46.9%
PRINCIPAL AMOUNT

	600,000   4.030%, Due 01/04/06         599,799
	910,000   4.110%, Due 01/23/06         907,714
     					     1,507,513

FEDERAL HOME
  LOAN MORTGAGE CORP. - 20.8%
PRINCIPAL AMOUNT

	200,000   4.280%, Due 03/03/06         198,550
	470,000   4.190%, Due 01/30/06	       468,413
					       666,963

Total Investments - 100.2%  		     3,220,053
  (Cost $3,220,053) (a)

Other Net Assets
  Less Liabilities - (0.2%) 		       (5,654)

Net Assets - 100%   			    $3,214,399




(a) Cost is identical for book and tax purposes.

See accompanying notes to financial statements.


<Page 25>



Statements Of Assets And Liabilities			December 31, 2005
(In Thousands, Except Per Share)



						Select	      Mid-Cap	 		   Intermediate	    Government
				Monetta       Technology      Equity	      Balanced	        Bond	   Money Market
			  	Fund		 Fund	       Fund	        Fund	        Fund 	       Fund
Assets:
Investments at market value,
  except for the Government
  Money Market Fund which is
  at amortized cost
  (cost:  $52,473; $1,246;
  $5,787; $3,400; $8,200;
  $3,220)			 $59,491	$1,558		$6,940		$3,736		$8,138	      $3,220
Cash				       0	    (a)		    49		     0		    17		   0
Receivables:
  Interest and dividends              74	     1		     4		    23		   103		   0
  Investments sold	      	       0	     0		     0		     0		     7		   0
Other assets			       3	     6		     6		     1		     5	          (a)
Total Assets			  59,568	 1,565		 6,999		 3,760		 8,270	       3,220

Liabilities:
Payables:
  Custodian bank	     	      90    	     0	     	     0	             3		     0		   3
  Investment advisory fees
  (Note 2)	            	      49   	     1		     5		     1		     3		   0
  Distribution and service
  charges payable	               0    	     1		     6		     3		     7		   0
  Investments purchased                0	     0		    58		     0		     0		   0
  Fund shares redeemed                17	     0		     0		     3		     6		   0
Accrued expenses	     	      87   	    14		    17		    17		    17		   3

Total Liabilities		     243	    16		    86		    27		    33		   6
Net Assets			  59,325	 1,549		 6,913		 3,733		 8,237	       3,214
Analysis of net assets:
Paid in capital (b)		  68,426	 2,938		11,029		 5,022		 8,301	       3,214
Accumulated undistributed
  net investment income (loss) 	       0	     0		     0		     0		    (a)		   0
Accumulated undistributed
  net realized gain (loss)	 (16,119)	(1,701)	        (5,269)	        (1,624)	            (1)		   0
Net unrealized appreciation
  on investments		   7,018	   312		 1,153		   335		   (63)		   0
Net Assets			 $59,325        $1,549		$6,913		$3,733		$8,237	      $3,214

Shares of capital stock 	   4,947
Shares of beneficial interest
  issued outstanding			   	   189		   867	           338		   826	       3,214
Net asset value, offering price
  and redemption price per
  share				  $11.99         $8.20		 $7.98	        $11.05	         $9.97	       $1.00

See accompanying notes to financial statements.

(a) Rounds to less than $1,000.

(b) Monetta Fund - $49 of $.01 par value and $68,377 of additional paid in capital, 100 million shares authorized. Each fund of Monetta Trust has an unlimited number of no par value shares of beneficial interest authorized.

<Page 26>


Statements Of Operations							For The Year Ended
(In Thousands)									 December 31, 2005



					          Select	Mid-Cap	 		Intermediate	  Government
Investment income and		   Monetta      Technology      Equity	   Balanced	    Bond	 Money Market
expenses:		  	    Fund	   Fund		 Fund	     Fund	    Fund 	     Fund
Investment income:
  Interest			   $  82	   $  1		 $  8	    $  73	  $  417	    $  86
  Dividend			     641	      6		   63	       35	       0		0
  Total investment Income	     723	      7		   71	      108	     417	       86

Expenses:
  Investment advisory fee
   (Note 2)			     541	     11		   52	       15	      31		7
  Distribution expense
    (Note 6)			       0	      4		   17		9	      22	   	3
  Accounting Expense	              30	      1		    7		4	       4	   	1
  Admin/Compliance Expense	      30	      1		    7		4	       4	   	1
  Custodial fees and bank cash
    management fee		      26	      1		    6		3	       2	        1
  State registration	  	      19	     15		   15	       15	      16	       20
  Transfer and shareholder
    servicing agent fee	             180             19		   22	       21	      25	       14
  Audit			              59	     18		   17	       18	      12	        5
  Legal			              72	      2		    9		5	      13	        3
  Printing			      44	      4		    7		5	       6	        1
  Other			              12	      1		    2		1	       1	       (a)

Total expenses	      	           1,013	     77		  161	      100	     136	       56

Expenses waived/reimbursed             0	      0		    0		0	       0              (39)
Fees paid indirectly
  (Note 7)			     (14)	     (1)           (2)	       (1)	       0	        0
Expenses net of waived,
  reimbursed expenses and
  fees paid indirectly		     999	     76		  159	       99	     136	       17
Net investment
  income (loss)		            (276)	    (69)          (88)		9	     281	       69

Realized and unrealized gain
  (loss) on investments:
Realized gain (loss)
  on investments:
Proceeds from sales		  95,636          1,694	       12,890	    3,154	   2,995           23,655
Cost of securities sold	          91,266	  1,669	       12,127	    3,038	   3,000           23,655
Net realized gain (loss)
  on investments		   4,370	     25		  763	      116	      (5)	        0
Gains from class action
  lawsuits			   2,282	     52		   49	       10	      35		0
Total net realized gain
  on investments		   6,652             77		  812	      126	      30		0

Net unrealized appreciation
  (depreciation) on investments:
Beginning of year		   5,228	    282		1,109	      363	     148		0
End of year			   7,018	    312		1,153         335	     (63)	        0
Net change in net unrealized
  appreciation (depreciation)
  on investments during the year   1,790             30		   44	      (28)	    (211)	        0

Net realized and unrealized gain
  (loss) on investments	           8,442	    107		  856	       98	    (181)	        0

Net increase (decrease)
  in net assets from operations	  $8,166            $38	         $768	     $107	    $100              $69

See accompanying notes to financial statements.

(a) Rounds to less than $1,000.


<Page 27>


Statements of Changes In Net Assets							For The Year Ended
(In Thousands)										 December 31, 2005


									Select			Mid-Cap
						Monetta	               Technology		Equity
						  Fund			  Fund			 Fund
					  2005		2004	   2005	        2004	   2005	        2004
From investment activities:

Operations:
  Net investment income (loss)	        $ (276)	        $ 70	  $ (69)       $ (47)	   $ (88)      $ (72)
    Net realized gain
    on investments		         6,652	         917	     77		  84	     812	  16
    Net change in net unrealized
    appreciation (depreciation) on
    investments during
    the period		                 1,790	        (371)	     30		(109)	      44	   8

    Net increase (decrease) in net
      assets from operations	  	 8,166	         616	     38		 (72)	     768	 (48)
    Distribution from net
      investment income		             0	 	 (70)	      0		   0	       0	   0
    Distribution from net
      realized gains		      	     0	  	   0	      0		   0	       0	   0
Increase (decrease) in net assets
  from investment activities	  	 8,166	 	 546	     38		 (72)	     768	 (48)

From capital transactions
  (Note 3):

  Proceeds from shares sold	  	 1,320	       1,047	    268		 129	     393	 420
  Net asset value of shares
    issued through dividend
    reinvestment		      	     0	  	  69	      0	  	   0	       0	   0
  Cost of shares redeemed		(8,347)       (7,537)      (419)        (411)	  (1,494)     (1,480)

Increase (decrease) in net assets
  from capital transactions 	        (7,027)       (6,421)	   (151)        (282)	  (1,101)     (1,060)

Total increase (decrease)
  in net assets			         1,139	      (5,875)      (113)        (354)       (333)     (1,108)

Net assets at beginning of year		58,186	      64,061	  1,662        2,016	   7,246       8,354


Net assets at end of year	       $59,325       $58,186     $1,549       $1,662	  $6,913      $7,246


Accumulated undistributed
  net investment income		            $0	         $ 0	     $0	         $ 0	      $0          $0


See accompanying notes to financial statements.

(a) Rounds to less than $1,000.

<Page 28>




						                     Intermediate		 Government
				              Balanced		         Bond	                Money Market
				                Fund			 Fund		            Fund
			                 2005		2004	    2005	2004	      2005	 2004

From investment activities:

Operations:
  Net investment income (loss)	          $ 9		$ 27	   $ 281       $ 383	      $ 69	 $ 29
Net realized gain
  on investments	                  126		 357	      30	 445		 0	    0

Net change in net unrealized
  appreciation (depreciation) on
  investments during
  the period		                  (28)	        (170)	    (211)       (477)	         0	    0


Net increase (decrease) in net
  assets from operations                  107	         214	     100	 351		69	   29

Distribution from net
  investment income	                   (9)		 (27)       (281)	(383)	       (69)       (29)
Distribution from net
  realized gains	                    0		   0          (7)       (216)            0	    0

Increase (decrease) in net assets
  from investment activities               98	         187	    (188)	(248)	         0	    0



From capital transactions
  Note (3):

  Proceeds from shares sold               388	         180	   1,389       2,127	     1,674      1,163
  Net asset value of shares
  issued through dividend
  reinvestment                              8	          26         249	 518	        68	   28
  Cost of shares redeemed                (712)	        (958)	  (2,871)    (11,790)	    (1,676)    (1,673)

  Increase (decrease) in net assets
  from capital transactions 	         (316)	        (752)	  (1,233)     (9,145)	        66	 (482)

Total increase (decrease)
  in net assets				 (218)	        (565)	  (1,421)     (9,393)	        66       (482)

Net assets at beginning of year         3,951	       4,516	   9,658      19,051	     3,148      3,630


Net assets at end of year	       $3,733	      $3,951	  $8,237      $9,658	    $3,214     $3,148

Accumulated undistributed
  net investment income                    (a)	          (a)	      (a)         (a)		$0	   $0




<Page 29>


Notes To Financial Statements			      December 31, 2005

1.   SIGNIFICANT ACCOUNTING POLICIES:

Monetta Fund, Inc. (Monetta Fund) is an open-end diversified management investment company registered under the Investment Company Act of 1940 (the 1940 Act), as amended. The objective of the Monetta Fund is capital appreciation by investing primarily in equity securities believed to have growth potential. The Fund presently invests primarily in growth companies of all market capitalization ranges.

Monetta Trust (the Trust) is an open-end diversified management investment company registered under the Investment Company Act of 1940 (the 1940 Act), as amended. The following funds are series of the Trust:

Select Technology Fund. The primary objective of this Fund is capital appreciation. The Fund invests at least 80% of its assets in common stocks of technology-related companies. There is no limit on the market capitalization of the companies the Fund may invest in.

Mid-Cap Equity Fund. The primary objective of this Fund is long-term capital growth by investing in common stocks believed to have above average growth potential. The Fund typically invests in companies within a market capitalization range of $1 billion to $10 billion.

Blue Chip Fund. Liquidated on July 29, 2005 as approved by the Board of Trustees on May 9, 2005.

Balanced Fund. The objective of this Fund is to seek a favorable total rate of return through capital appreciation and current income consistent with preservation of capital, derived from investing in a portfolio of equity and fixed income securities.

Intermediate Bond Fund. The objective of this Fund is to seek high current income consistent with the preservation of capital by investing primarily in marketable debt securities.

Government Money Market Fund. The primary objective of this Fund is to seek maximum current income consistent with safety of capital and maintenance of liquidity. The Fund invests in U.S. Government securities maturing in thirteen months or less from the date of purchase and repurchase agreements for U.S. Government securities. U.S. Government securities include securities issued or guaranteed by the U.S. Government or by its agencies or instrumentalities.


The Monetta Family of Mutual Funds is comprised of the Monetta Fund, Inc.
and each of the Trust Series and is collectively referred to as the Funds.
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America.

(a)  Securities Valuation

Investments are stated at market value based on the last reported sale price on national securities exchanges, or the NASDAQ Market, on the last business day of the period. Listed securities and securities traded on the over-the-counter markets that did not trade on the last business day are valued at the mean between closing bid and asked quotes provided by the exchange where the security is principally traded, or at the NASDAQ official closing prices if applicable. Debt securities are generally valued on the basis of market quotations provided by pricing services approved by the Boards. Long-term debt securities for which market quotations are not readily available are valued based on valuations provided by pricing services which may employ electronic data processing techniques, including a matrix system, to determine valuations. Short-term debt securities for which market quotations are not readily available are valued by use of a matrix prepared by the Adviser based on quotations for comparable securities. The difference between the cost and fair value of such investments are reflected as unrealized appreciation or depreciation. Debt securities, having maturities of 60 days or less, are stated at amortized cost, which is substantially equivalent to market value.

Securities held by the Government Money Market Fund are valued utilizing the amortized cost method, permitted in accordance with Rule 2(a)-7 under the 1940 Act, which amortizes discount/premium on a constant basis to the maturity of the security.

Securities for which market quotations are not readily available or are deemed unreliable are valued at their fair value in accordance with procedures established by the Boards of Directors and Trustees.


<Page 30>

Notes To Financial Statements			       December 31, 2005


(b)  Use of Estimates

The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires the Funds' management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the results of operations during the reporting period. Actual results could differ from those estimates.

(c)  General

Security transactions are accounted for on a trade date basis. Daily realized gains and losses from security transactions are reported on the first-in, first-out cost basis. Interest income is recorded daily on the accrual basis and dividend income on the ex-dividend date. Bond discount/ premium is amortized using the interest method and included in interest income, where applicable.

(d)  Federal Income Taxes

It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision for federal income taxes is required. The Funds' will utilize capital loss carry forwards as allowable, to minimize certain distributions of capital gains.

The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2005, the losses amounted to:


				        Amount of
	Fund			        Loss Carryforward    Will expire between
	Monetta Fund		        $16,116,370          December 31, 2009 and December 31, 2010
	Monetta Select Technology Fund  $1,700,893           December 31, 2009 and December 31, 2010
	Monetta Mid-Cap Equity Fund     $5,263,012           December 31, 2009 and December 31, 2012
	Monetta Balanced Fund 	        $1,614,456           December 31, 2009 and December 31, 2010


Net realized gains or losses differ for financial reporting and tax purposes as a result of losses from wash sales, REIT distributions and post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

(e)  Distributions of Incomes and Gains

Distributions to shareholders are recorded by the Funds (except for the Government Money Market Fund) on the ex-dividend date. The Government Money Market Fund declares dividends daily and automatically reinvests such dividends daily. Due to inherent differences in the characterization of short-term capital gains under accounting principles generally accepted in the United States of America, and for federal income tax purposes, the amount of distributable net investment income for book and federal income tax purposes may differ.

For federal income tax purposes, a net operating loss recognized in the current year cannot be used to offset future year's net investment income. For the year ended December 31, 2005 the Monetta Fund, Monetta Select Technology Fund and Monetta Mid-Cap Equity Fund had net operating losses of $276,618, $69,385 and $89,157, respectively, for tax purposes which were primarily reclassified from accumulated undistributed net investment income to accumulated paid-in capital (APIC). In addition, for the year ended December 31, 2005, the Monetta Fund and Monetta Mid-Cap Equity Fund had reclassifications between undistributed net investment income and accumulated undistributed net realized gains (losses) related to REIT distributions of $938 and $965, respectively.


<Page 31>

Notes To Financial Statements				December 31, 2005


As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

			     Select	Mid-Cap	  	 Intermediate	Government
 		 Monetta   Technology	Equity	Balanced    Bond	   Money
  		   Fund	     Fund	 Fund	 Fund	    Fund	Market Fund
Undistributed
 Ordinary Income    __	      __          __       __	     $26	   __
Undistributed
 Long-Term Capital
  Gain		    __	      __          __	   __	 $32,025	   __



The tax character of distributions paid during the calendar year ended December 31, 2005, were as follows:

			   Select     Mid-Cap		   Intermediate	 Government
		 Monetta  Technology  Equity	 Balanced     Bond	   Money
		  Fund	    Fund       Fund	   Fund	      Fund	 Market Fund
Ordinary Income	   __	      __	 __	 $8,674     $281,176	  $69,400
Long-Term
  Capital Gain 	   __         __	 __	    __	      $6,567	    __


2.   RELATED PARTIES:

Robert S. Bacarella is an officer and director of the Funds and also an officer, director and majority shareholder of the investment adviser, Monetta Financial Services, Inc. (Adviser). For the year ended December 31, 2005, remunerations required to be paid to all interested directors or trustees have been directly paid by the Adviser. Fees paid to outside Directors or Trustees have been directly paid by the respective Funds.

Each Fund pays an investment advisory fee to the Adviser based on that Fund's individual net assets, payable monthly, at the following annual rate:


			    First $300 million in    Next $200 million in    Net assets over
				  net assets	         net assets	       $500 million
Monetta Fund		     	   0.95%	          0.90%			  0.85%
Monetta Select Technology Fund	   0.75%	          0.70%			  0.65%
Monetta Mid-Cap Equity Fund        0.75%	          0.70%			  0.65%

Monetta Balanced Fund			0.40% of total net assets
Monetta Intermediate Bond Fund		0.35% of total net assets
Monetta Government Money Market Fund	0.25% of total net assets


From these fees the Adviser pays for all necessary office facilities, equipment and personnel for managing the assets of each fund. In addition, the Adviser pays for all expenses in determining the daily price computations, placement of securities orders and related bookkeeping. Investment advisory fees waived, and 12B-1 fees waived through December 31, 2005, for the Government Money Market Fund, were $29,234 and $6,849, respectively.

Accounting and Admin/Compliance Expenses reported on the Statement of Operations were paid to Fund Services Group, LLC, an affiliate of the Adviser and Sub-Adviser, as approved by the respective Funds' Boards effective October 1, 2004.

Monetta Financial Services, Inc., as of December 31, 2005, owned 2,879 shares or 1.52% of the Select Technology Fund and 11,229 shares or 3.32% of the Balanced Fund.


3.   SUB-ADVISER:

Effective December 3, 2001, the Adviser entered into a Sub-Advisory agreement with Ambassador Capital Management LLC to manage the Intermediate Bond Fund, the Government Money Market Fund and the fixed-income portion of the Balanced Fund. The sub-advisory fees paid to Ambassador Capital Management LLC by the Adviser, for Net Assets in excess of $30 million are, Intermediate Bond Fund, 0.10%; Balanced Fund, 0.10% (applies only to the fixed-income portion of the portfolio); and the Government Money Market Fund, 20% of the fee charged by the Adviser.

<Page 32>

Notes To Financial Statements				December 31, 2005


4.   CAPITAL STOCK AND SHARE UNITS:

There are 100,000,000 shares of $.01 par value capital stock authorized for the Monetta Fund. There is an unlimited number of no par value shares of beneficial interest authorized for each series of the Trust.


									             Government
			              Select      Mid-Cap	       Intermediate     Money
			Monetta     Technology    Equity     Balanced	   Bond	        Market
		  	  Fund	      Fund	   Fund	      Fund	   Fund	        Fund

2004 Beginning
  Shares 		 6,248,536    245,568     1,176,683   439,499    1,814,310     3,630,165
Shares sold		   105,754     17,231	     65,562    17,449	   203,403     1,162,137
Shares issued upon
  dividend reinvestment      6,611	    0	          0     2,495 	     50,151 	  28,316
Shares redeemed	          (761,382)   (54,096)     (224,417)  (92,510)  (1,120,121)   (1,672,817)
Net decrease in
  shares outstanding      (649,017)   (36,865)     (158,855)  (72,566)	  (866,567)     (482,364)
2005 Beginning Shares    5,599,519    208,703     1,017,828   366,933 	   947,743     3,147,801
Shares sold		   121,265     34,841	     53,284    36,215      138,147     1,673,785
Shares issued upon
  dividend reinvestment		 0	    0		  0	  802	    24,745	  68,416
Shares redeemed 	  (773,984)   (54,763)     (204,379)  (66,167)	  (284,337)   (1,675,603)
Net increase (decrease)
  in shares outstanding   (652,719)   (19,922)     (151,095)  (29,150)    (121,445)	  66,598
Ending Shares		 4,946,800    188,781       866,733   337,783      826,298     3,214,399


5.   PURCHASES AND SALES OF INVESTMENT SECURITIES:

The cost of purchases and proceeds from sales of securities for the year ended December 31, 2005, excluding short-term securities were:

							        Proceeds from
					 Cost of Purchases    Sales of Securities
	Monetta Fund			  $ 92,640,301		$ 95,635,716
	Monetta Select Technology Fund	     1,514,567		   1,693,698
	Monetta Mid-Cap Equity Fund	    11,683,947		  12,889,651
	Monetta Balanced Fund		     2,809,649		   3,153,444
	Monetta Intermediate Bond Fund	     2,305,392		   2,994,573


The cost of purchases and proceeds from the sales of government securities included in the preceding numbers were as follows: Balanced Fund, $129,634 and $266,553; and Intermediate Bond Fund, $1,346,547 and $2,129,818.


6.   DISTRIBUTION PLAN:

The Trust and its shareholders have adopted a service and distribution plan (the Plan) pursuant to Rule 12b-1 under the Investment Company
Act of 1940. The Plan permits the participating Funds to pay certain expenses associated with the distribution of their shares. Annual fees under the Plan of up to 0.25% for the Select Technology, Mid-Cap, Balanced, and Intermediate Bond Funds and up to 0.10% for the Government Money Market Fund are accrued daily. The distributor is Quasar Distributors, LLC.


7.   Fees Paid Indirectly:

Various Fund expenses paid for indirectly through directed brokerage agreements (soft dollars), such as legal, audit, tax and printing, for the year ended December 31, 2005, are as follows: Monetta Fund, $14,045; Select Technology Fund, $559; Mid-Cap Fund, $1,711; Balanced Fund, $1,044. Expenses not specific to a fund are allocated across all the funds as a percent of net assets or number of shareholder accounts, whichever is appropriate. Some of these expenses are reported on the Other Expenses line of the Statement of Operations.


<Page 33>

Notes To Financial Statements				December 31, 2005


Financial highlights for the Monetta Fund for a share outstanding throughout the period are as follows:

Monetta Fund

					2005	    2004    	2003         2002	 2001
Net asset value
at beginning of year         	     $10.391	 $10.252      $7.885   	   $9.296     $11.779

Net investment income
  (loss)		              (0.053)      0.012      (0.052)      (0.056)     (0.013)
Net realized and unrealized
 gain (loss)
 on investments	                       1.654	   0.139       2.419	   (1.355)     (2.470)

Total from investment
  operations		               1.601	   0.151       2.367	   (1.411)     (2.483)

Less:
  Distributions from net
    investment income	               0.000	  (0.012)      0.000	    0.000	0.000
  Distributions from short-term
    capital gains, net	               0.000	   0.000       0.000	    0.000       0.000
  Distributions from net
    realized gains	               0.000	   0.000       0.000	    0.000	0.000

Total distributions	               0.000	  (0.012)      0.000	    0.000       0.000

Net asset value at
  end of year		             $11.992	 $10.391     $10.252	   $7.885      $9.296

Total return 		              15.40%	   1.49%      30.08%      (15.27%)    (21.05%)
Ratios to average net assets:
  Expenses - Net 	               1.75%	   1.43%       1.60%	    1.65%	1.49%
  Expenses - Gross (a)	               1.78%	   1.60%       1.81%	    1.80%	1.55%
  Net investment
    income (loss)	              (0.48%)	   0.12%      (0.59%)      (0.66%)     (0.12%)
  Portfolio turnover                  170.2%	  385.8%      427.7%	   609.1%      469.5%
Net assets ($ in thousands)	     $59,325	 $58,186     $64,061      $56,401     $74,086


(a) Gross Expense Ratio reflects fees paid indirectly.

The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.



<Page 34>


Notes To Financial Statements				December 31, 2005

Financial highlights for each fund of the Trust for a share outstanding throughout the period are as follows:

Select Technology Fund

				    2005	    2004	  2003	        2002	     2001

Net asset value
  at beginning of year		  $7.964	  $8.208	$5.398	     $10.414	  $13.450
Net investment loss	      	  (0.349)	  (0.206)       (0.264)	      (0.158)	   (0.125)
Net realized and unrealized
  gain (loss) on investments	   0.588	  (0.038)        3.074	      (4.858)	   (2.875)

Total from investment operations   0.239	  (0.244)        2.810	      (5.016)	   (3.000)

Less:
  Distributions from net
    investment income		   0.000	   0.000	 0.000	       0.000	     0.000
  Distributions from short-term
    capital gains, net		   0.000           0.000	 0.000	       0.000	    (0.030)
  Distributions from net
    realized gains		   0.000	   0.000	 0.000	       0.000	    (0.006)

Total distributions		   0.000	   0.000	 0.000	       0.000	    (0.036)

Net asset value at end of year	  $8.203	  $7.964	$8.208	      $5.398	   $10.414

Total return 			   3.02%	  (3.05%)	52.04%	     (48.13%)      (22.34%)
Ratios to average net assets:
  Expenses - Net (a)		   5.05%	   3.23%	 4.13%	       2.50%	     2.50%
  Expenses - Gross (b)		   5.08%	   4.07%	 5.49%	       5.27%	     2.91%
  Net investment loss	          (4.59%)         (2.72%)       (3.83%)	      (2.24%)	    (1.10%)
  Portfolio turnover	          101.0%	   13.2%        112.8%	      104.8%	    472.1%
Net assets ($ in thousands)	  $1,549	  $1,662        $2,016	      $1,463	    $3,068

(a) The net expense ratio is after reimbursed and indirect expenses paid. The expense ratio after reimbursed expenses but before indirect expenses paid would be 4.36% and 3.21% for the years ended December 31, 2003 and December 31, 2002, respectively. There were no reimbursed expenses for the year ended December 31, 2005 and 2004, respectively.

(b) Gross Expense Ratio reflects fees paid indirectly.

The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

<Page 35>


Notes To Financial Statements 				December 31, 2005

Mid-Cap Equity Fund

				    2005          2004 	       2003 	        2002	     2001
Net asset value
  at beginning of year		  $7.119        $7.100       $4.849	      $6.670      $11.802
Net investment loss	          (0.095)       (0.064)      (0.075)	      (0.074)      (0.056)
Net realized and unrealized
  gain (loss) on investments	   0.952	 0.083	      2.326	      (1.747)      (5.025)

Total from investment operations   0.857	 0.019	      2.251	      (1.821)	   (5.081)

Less:
  Distributions from net
    investment income		   0.000	 0.000	      0.000	       0.000	    0.000
  Distributions from short-term
    capital gains, net 		   0.000	 0.000	      0.000	       0.000	   (0.039)
  Distributions from net
    realized gains		   0.000	 0.000	      0.000	       0.000	   (0.012)

Total distributions		   0.000	 0.000	      0.000	       0.000	   (0.051)

Net asset value at end of year	  $7.976	$7.119	      $7.100	      $4.849	   $6.670

Total return 			  12.08%	 0.28%	      46.39%	     (27.29%)     (43.05%)
Ratios to average net assets:
  Expenses - Net 		   2.31%	 1.70%	       1.78%	       1.89%	    1.45%
  Expenses - Gross (a)		   2.34%	 1.98%	       2.11%	       2.12%	    1.58%
  Net investment loss	          (1.29%)       (0.97%)	      (1.25%)         (1.31%)	   (0.71%)
  Portfolio turnover		  175.0%        311.1%	      315.1%	      235.8%	   328.3%
Net assets ($ in thousands)	  $6,913        $7,246	      $8,354	      $5,540	   $8,455

(a) Gross Expense Ratio reflects fees paid indirectly.

The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

<Page 36>

Notes To Financial Statements 					December 31, 2005

Balanced Fund

				     2005 	 2004 	       2003 	        2002         2001

Net asset value
  at beginning of year		  $10.767     $10.274        $8.660	     $10.282      $12.813
Net investment income 		    0.025	0.067         0.065	       0.129        0.279
Net realized and unrealized
  gain (loss) on investments	    0.285	0.493	      1.617	      (1.596)      (2.504)

Total from investment operations    0.310	0.560	      1.682	      (1.467)      (2.225)

Less:
  Distributions from net
    investment income		   (0.024)     (0.067)      (0.068)           (0.155)      (0.284)
  Distributions from short-term
    capital gains, net 		    0.000       0.000	     0.000	       0.000       (0.007)
  Distributions from net
    realized gains		    0.000	0.000	     0.000	       0.000       (0.015)

Total distributions		   (0.024)     (0.067)      (0.068)	      (0.155)      (0.306)

Net asset value at end of year	  $11.053     $10.767	   $10.274	      $8.660      $10.282

Total return 			    2.83%	5.55%	    19.45%	     (14.28%)     (17.34%)
Ratios to average net assets:
  Expenses - Net 		    2.61%	1.66%	     1.66%	       1.57%	    1.10%
  Expenses - Gross (a)		    2.64%	2.07%	     2.05%	       1.80%	    1.23%
  Net investment income		    0.23%       0.63%	     0.69%	       1.39%	    2.58%
  Portfolio turnover		    76.5%      148.6%	    120.6%	      131.1%       211.5%
Net assets ($ in thousands)	   $3,733      $3,951	    $4,516	      $4,318       $6,530


(a) Gross Expense Ratio reflects fees paid indirectly.

The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

<Page 37>

Notes To Financial Statements 					   December 31, 2005

Intermediate Bond Fund

(CAPTION>
				    2005 	 2004          2003 	        2002	     2001
Net asset value
  at beginning of year		 $10.190      $10.500	    $10.461	      $9.993      $10.352
Net investment income		   0.319	0.324	      0.349	       0.425        0.587
Net realized and unrealized
  gain (loss) on investments	  (0.215)      (0.079)	      0.041	       0.473       (0.121)

Total from investment operations   0.104	0.245	      0.390	       0.898        0.466

Less:
  Distributions from net
    investment income		  (0.317)      (0.325)	     (0.351)          (0.430)      (0.589)
  Distributions from short-term
    capital gains, net 		   0.000	0.000 	      0.000	       0.000       (0.163)
  Distributions from net
    realized gains		  (0.008)      (0.230)	      0.000	       0.000       (0.073)

Total distributions	 	  (0.325)      (0.555)	     (0.351)          (0.430)      (0.825)

Net asset value at end of year	  $9.969      $10.190	    $10.500          $10.461       $9.993

Total return 			   1.05%	2.38%	      3.78%            9.24%        4.44%
Ratios to average net assets:
  Expenses - Net 		   1.52%        1.19%	      0.81%            0.76%        0.65%
  Expenses - Gross (a)		   1.52%	1.19%	      0.91%            0.84%        0.73%
  Net investment income		   3.15%	2.98%	      3.31%            4.21%        5.57%
  Portfolio turnover		   18.3%        61.7%	      75.7%           163.9%       263.0%
Net assets ($ thousands)	  $8,237       $9,658	    $19,051          $26,409      $32,857


(a) Gross Expense Ratio reflects fees paid indirectly and any portion of the management fee waived by the Adviser. Effective July 1, 2001, the Adviser elected not to waive any portion of the management fee.

The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

<Page 38>

Notes To Financial Statements 						December 31, 2005


Government Money Market Fund

				     2005 	  2004 	       2003 	       2002	    2001
Net asset value
  at beginning of year		   $1.000	$1.000	     $1.000          $1.000	  $1.000
Net investment income		    0.025	 0.008	      0.006	      0.012	   0.036
Net realized and unrealized gain
  (loss) on investments	 	    0.000	 0.000	      0.000           0.000	   0.000

Total from investment operations    0.025	 0.008	      0.006           0.012	   0.036

Less:
  Distributions from net
    investment income		   (0.025)	(0.008)	     (0.006)         (0.012)	  (0.036)
  Distributions from short-term
    capital gains, net 		    0.000	 0.000	      0.000	      0.000	   0.000
  Distributions from net realized
    gains			    0.000	 0.000	      0.000	      0.000	   0.000

Total distributions		   (0.025)	(0.008)	     (0.006)	     (0.012)	  (0.036)

Net asset value at end of year	   $1.000	$1.000	     $1.000	     $1.000	  $1.000

Total return			    2.54%	 0.86%	      0.56%	      1.25%	   3.67%
Ratios to average net assets:
  Expenses - Net (a)		    0.63%	 0.49%	      0.56%	      0.46%	   0.38%
  Expenses - Gross (b)		    2.04%	 1.43%	      1.58%	      1.24%	   1.09%
  Net investment income		    2.53%	 0.85%	      0.56%	      1.24%	   3.61%
  Portfolio turnover		      N/A          N/A	        N/A	        N/A	     N/A
Net assets ($ in thousands)	   $3,214	$3,148	     $3,630	     $4,075	  $4,167


(a) The net expense ratio is after reimbursed and indirect expenses paid.
For the Government Money Market Fund, the expense ratio after reimbursed expenses but before indirect expenses paid would be 1.32%, 0.64% and 0.88% for the years ended December 31, 2003, December 31, 2002 and December 31, 2001, respectively. There were no indirect expenses paid for the years ended
December 31, 2005 and 2004, respectively.

(b) Ratios of expenses and net income adjusted to reflect investment advisory fees and charges of the Trust's custodian and transfer agent assumed by the investment advisor, as well as fees paid indirectly.

The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

<Page 39>


Report of Independent Registered Public Accounting Firm



The Board of Directors and Trustees and the Shareholders
Monetta Fund, Inc. and Monetta Trust:

We have audited the accompanying statements of assets and liabilities of Monetta Fund, Inc. and Monetta Trust - comprised of the Select Technology Fund, Mid-Cap Equity Fund, Balanced Fund, Intermediate Bond Fund, and Government Money Market Fund, collectively referred to as the "Funds", including the schedules of portfolio investments, as of December 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Monetta Fund, Inc. and Monetta Trust as of December 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                    /S/  KPMG LLC

Chicago, Illinois
February 13, 2006

<Page 40>


Other Information					December 31, 2005


BOARD APPROVAL OF ADVISORY AGREEMENTS - PROCESS OF ANNUAL REVIEW

The Board of Directors of the Monetta Fund and the Board of Trustees of the Monetta Trust oversees the management of each Fund in the Monetta Family and, as required by law, determines annually whether to approve the continuance of the Funds' advisory agreements with Monetta Financial Services, Inc. (the "Adviser") and certain Funds' sub-advisory agreement with Ambassador Capital Management, LLC (the "Subadviser"). All advisory and subadvisory agreements were entered into on December 3, 2001, and require annual approval by the Board and their Independent Directors. As a part of this process the Independent Directors of the Monetta Family, with the assistance of counsel for the Independent Directors, prepared questions which it submitted to the Adviser in anticipation of the annual contract review.

At the November 7, 2005, Board meeting, the Independent Directors reviewed the responses of the Adviser and evaluated all information which they deemed reasonably necessary in the circumstances. The materials reviewed included:

(i)	information on the investment performance of each Fund in
	the Monetta Family in the past year and over longer periods against a peer group of funds,
(ii)	sales and redemption data for each of the Funds,
(iii)	information concerning the expense ratios of each of the
	Funds, compared against a peer group of funds,
(iv)	the management fees and fee structure for each Fund, and
(v)	the Adviser's operations and financial condition.

The Boards conducted an in-depth review of the comparative fund data provided to them, as well as the profitability of the Adviser with respect to the Funds. The Boards reviewed the agreements and considered a number of factors including, without limitation, materials regarding the Adviser which were previously provided to the Boards (including material provided at earlier Board meetings during 2005), the management and advisory needs of the Funds, the nature, extent and quality of services provided by the Adviser, profitability of the Adviser, economies of scale, the management fee structures, comparative performance of the Funds, comparative expense ratios of the Funds, assets under management with the Adviser, total management fees received by the Adviser, the Funds' brokerage policies, the Adviser's compliance policies and procedures, and ownership and control of the Adviser.

Upon completion of this review, the Independent Directors voting separately, and the full Boards unanimously voted to continue the advisory and subadvisory Agreements. All advisory agreements are subject to termination without penalty with respect to any Fund at any time upon 60 days' written notice by the vote of the applicable Board, by a majority vote of the shareholders, or by the Adviser.

REASONS THE INDEPENDENT DIRECTORS APPROVED CONTINUATION OF THE
ADVISORY AGREEMENTS

The Independent Directors' determinations were based upon a comprehensive consideration of all information provided to the Independent Directors and were not the result of any single factor.
The following facts and conclusions were important, but not exclusive, in the Independent Directors' recommendation to renew the advisory agreements for each of the Funds in the Monetta Family described below.
The Independent Directors noted the importance of reviewing quantitative measures, but also recognize that qualitative factors could be equally or more important in assessing whether Fund shareholders have been, or are likely to be, well served by the renewal of the management contract.
They noted both the value and shortcomings of purely quantitative measures, including the data provided by independent service providers, and concluded that while such measures and data can inform, they should not supersede the judgment of the Independent Directors who take many factors, including those listed below, into consideration in representing the shareholders of the Funds.

The Independent Directors and the Boards generally considered the following factors: (i) the management and advisory needs of the Funds; (ii) the nature and quality of the services provided by the Adviser and Subadviser in relation to the fee paid; (iii) the profitability to the Adviser (including an analysis of the Adviser's cost of providing services); (iv) whether the Adviser is enjoying economies of scale and is sharing the benefits of such economies with fund shareholders; (v) whether comparative expense ratios and fee rates are higher or lower than those of other funds; and (vi) the fall-out benefits to the Adviser from managing a fund (i.e. indirect revenues to the Adviser attributable in some way to the existence of a fund, including administration revenues to an affiliate of the Adviser).

The Boards reviewed the profitability of the Adviser, its affiliates and the Subadviser, and their ability to continue to provide quality investment management services to the Funds in view of the total net assets of the Monetta Family. The Boards reviewed past initiatives implemented to cut or control expenses of Funds in the Monetta Trust, including the redemption of smaller shareholder accounts balances and the liquidation in 2005 of the Trust's Blue Chip Fund. The Independent Directors expressed their concern about the high expense ratios of certain of the smaller Trust Funds, par-

<Page 41>

ticularly the Select Technology Fund, and encouraged the Adviser to continue to pursue appropriate expense reduction strategies or strategic alternatives for the smaller Funds. The Boards also discussed the reversion of the Trust to a no-load complex, and the results of Trust marketing efforts. The Board reviewed the net asset values of each Fund, noting that the aggregate Monetta Fund Family's asset level was relatively stable during 2005. The Boards discussed the total revenues and fall-out benefits to the Adviser and its affiliates from the advisory agreements, and the limited profitability of the Adviser, whose only clients are the Monetta Fund and the Monetta Trust. The Boards also acknowledged that the fee schedules for the equity funds
(the Monetta Fund, Mid-Cap Equity Fund and Select Technology Fund) each contained break-points which were designed to share economies of scale with shareholders as these funds grow; the fee schedules for the Intermediate Bond Fund, Balanced Fund and Government Money Market Fund were lower than the equity funds and, as is more common for these types of funds, did not contain break-points.

In their approval of the continuation of the advisory agreement with the Adviser, the Independent Directors determined that the advisory fee for each Monetta Family Fund was reasonable in light of the nature, quality and extent of the services being provided to each Fund, and the costs incurred by the Advisee in providing such service, and recommended continuation of the advisory agreements. The Independent Directors observed that the advisory agreements provided for early termination of the agreement with respect to any of the Funds by Board action.

The Board of the Trust also reviewed the performance of the Subadviser under subadvisory agreements for the Intermediate Bond Fund, Government Money Market Fund and the fixed income portion of the Balanced Fund, noted that the Subadviser's compensation was paid by the Adviser (not the respective Fund) and that under the terms of the subadvisory agreement the Subadviser did not receive any subadvisory fees during the previous year because of the low asset levels of the subadvised Funds. The Trust's
Board reviewed certain gross and net performance information relating to the subadvised Funds, and the impact of the total expenses upon the performance of these Funds. After review of the performance of the Intermediate Bond Fund, Government Money Market Fund and the fixed income portion of the Balanced Fund, the Board of the Trust determined that the subadvisory agreement with the Adviser should be continued.

The Boards' specific determinations with respect to each of the Funds in the Monetta Family are listed below:

(i)	Monetta Fund:  The Monetta Fund's performance and expenses
	are satisfactory. The Board in particular noted the high relative investment performance in the past year of this Fund, the largest in the Monetta Family;
(ii)	Select Technology Fund: This Fund has higher total expenses
	(primarily due to its low asset levels) than the Board believes acceptable, and acceptable relative performance.
	In view of the Fund's small asset size and high expenses,
	the Board will review further action at  meetings during 2006;
(iii)	Mid-Cap Equity Fund:  The Mid-Cap Fund's expenses and
	performance are acceptable;
(iv)	Balanced Fund: This Fund has a higher-than-average expense
	ratio (primarily due to its low asset levels) than the Board believes acceptable, and lower than average performance,
	also related to its asset level and bond component.  The
	Board will review further action at meetings during 2006;
(iv)	Intermediate Bond Fund:  The Intermediate Bond Fund's
	performance and expense ratio are acceptable, although
	the Board is concerned about the rising expense ratio as
	the Fund's assets have declined; and
(v)	Government Money Market Fund:  The Money Market Fund's
	expenses and performance are acceptable.

HOW TO OBTAIN A COPY OF THE FUNDS' PROXY VOTING POLICIES

A description of the policies and procedures that the Funds' use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-MONETTA or on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.

HOW TO OBTAIN A COPY OF THE FUNDS' PROXY VOTING RECORDS FOR
THE 12-MONTH PERIOD ENDED JUNE 30, 2005

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-MONETTA. Furthermore, you can obtain the Funds' proxy voting records on the SEC's website at http://www.sec.gov.

QUARTERLY FILINGS FROM FORM N-Q

The Funds file their complete schedules of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the U.S. Securities and Exchange Commission's website at http://www.sec.gov. The Funds' Form N-Q may be reviewed and copied at the U.S. Securities and Exchange Commission's Public Reference Room in Washington,
DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information included in the Funds' Form N-Q is also available upon request by calling 1-800-MONETTA.

<Page 42>

Directors/Trustees				December 31, 2005

Name (Year Of Birth)    	  Principal Occupation During Past 5 Years              Other
Position(s) Held with Fund						                Directorships and
									                Affiliations

Independent ("disinterested") Directors

John L. Guy (1952)		  Executive Director, Wachovia Corp. (formerly
Trustee since 1993		  First Union Nat'l Bank), Business Banking,
Director since 1998		  General Bank Group, since Nov. 1999;
				  President, Heller Small Business Lending
				  Corporation (formerly Heller First Capital Corp.),
				  May 1995 to Nov. 1999.

Marlene Z. Hodges (1948)	  CFO, Abraham Lincoln Center since
Director and Trustee since 2001	  March 2003; Director of Finance Sears
				  Roebuck & Company from 1970, retired
				  November 2001.

Mark F. Ogan (1942)		  Sr. Vice President & Chief Operating Officer,         Director JMI-USA, Inc
Director since 1988		  Rand McNally & Company, since July 2003;	        and Director Montini
Trustee since 1993 		  President, DuPage Capital Management, Ltd.,	        Catholic High School.
				  since April 1995.

Inside ("interested") Directors

Robert S. Bacarella (1949)	  Chairman, Chief Executive Officer and 		Wheaton Police Pension
Director and President 		  President since April 1997; Chairman and	        Board, 1994 to 2001.
since 1985			  Chief Executive Officer of Adviser, 1996 to
Trustee and President		  1997; President of the Adviser 1984 to 1996;
since 1993			  Director of the Adviser since 1984.


John W. Bakos (1947)		  Division Placement Manager, Sears Roebuck
Director since 1985		  & Co., since 1969.
Trustee since 1996


All of the above Directors/Trustees were elected by shareholders at the December 3, 2001 Special Meeting of Monetta Fund, Inc. and Monetta Trust to hold office until a successor is elected and qualified. Each Director oversees the Monetta Fund and each Trustee oversees the five funds of the Monetta Trust.

The address for each Director and Trustee is the Adviser's office.

<Page 43>








Monetta Family of Mutual Funds
1776-A South Naperville Road
Suite 100
Wheaton, IL 60187-8133

PRESORTED STANDARD
U.S. Postage
PAID
Monetta

ITEM 2.  CODE OF ETHICS

(a) The registrant has adopted a code of ethics applicable to the Monetta Fund's principal executive officer and principal financial officer, regardless of whether these individuals are employed by the Registrant or a third party.

(b) No information needs to be disclosed pursuant to this paragraph.

(c) The registrant has made no amendments to its Code of Ethics during the period covered by the Annual Report to Shareholders presented in Item 1.

(d) The registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the Annual Report to Shareholders presented in Item 1.

(e) Not applicable.

(f) (1) Filed with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR.
    (2) Not applicable.
    (3) The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-666-3882.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The Monetta Fund's Board has designated John L. Guy and Mark F. Ogan, each an independent director, as its audit committee financial experts. Mr. Guy is Executive Director with Wachovia Corp., Business Banking Group. Previously, he served as President of Heller Small Business Lending Corp. Mr. Ogan is Sr. Vice President and Chief Operating Officer of Rand McNally & Co. Previously, Mr. Ogan served as President of Dupage Capital Management, Ltd.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES


The following table presents aggregate fees billed to the Monetta Fund for the fiscal years ended December 31, 2005, and 2004 by the Monetta Fund's principal accountant for professional services rendered for the audit of the registrant's annual financial statements and fees billed for other services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements during those fiscal periods.


FISCAL YEARS ENDED DECEMBER 31,          2005                 2004
---------------------------------------------------------------------
(a)Audit Fees                          $22,600              $21,600

(b)Audit-Related Fees(1)                     0                    0

(c)Tax Fees(2)                           7,500               10,800

(d)All Other Fees(3)                         0                    0
                                     --------------------------------

Total                                  $30,100              $32,400
                                     ================================


(1) Audit-related fees consist of the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under the category of audit fees.

(2) Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning, including fees for tax return preparation and other related tax compliance/planning matters.

(3) All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than the services reported in items (a) through (c) of Item 4.


(e)(1) The Monetta Fund's audit committee pre-approves any services to be provided by the principal accountant to the registrant. In addition, the audit committee would consider and approve any non-audit services to be provided.

(e)(2) There were no services, as described in paragraphs (b)-(d) above, approved by the registrant's audit committee pursuant to the "de minimis exception" set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X, for the period covered by the Annual Report to Shareholders presented in Item 1.

(f) Not applicable.

(g) Aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed by the Monetta Fund's principal accountant for services rendered to the Monetta Fund for each of the Monetta Fund's last two fiscal years ended December 31, 2005 and 2004 were $7,500 and $10,800, respectively.

In addition to audit and non-audit fees billed to the Monetta Fund by the principal accountant as reported above, the Monetta Trust, as part of the Monetta Family of Funds, was billed for services as follows - (i) audit fees of $27,800 and $32,400 for fiscal 2005 and 2004, respectively; (ii) tax services of $18,000 and $16,200 for fiscal 2005 and 2004, respectively.

No services were provided to the investment adviser by the Fund's principal accountant.

(h) Not applicable.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to open-end investment management companies.


ITEM 6.  SCHEDULE OF INVESTMENTS

Not applicable - the Schedule of Investments is included with the registrant's Annual Report to Shareholders presented in Item 1.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end investment management companies.


ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end investment management companies.


ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
         INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors during the period covered by the Annual Report to Shareholders presented in Item 1.


Item 11. CONTROLS AND PROCEDURES

(a) Based on their evaluation of registrant's disclosure controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17CFR270.30a-3(c)), as of a date within 90 days prior to the filing of this report, the registrant's principal executive officer and principal financial officer have determined that the registrant's disclosure controls and procedures are appropriately designed to ensure that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including the registrant's principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b) There has been no change in the registrant's internal control over Financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17CFR270.30a-3(d)) during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


Item 12.  EXHIBITS

  (a)(1)  EX-99.CODE ETH - Code of Ethics
  (a)(2)  EX-99.CERT - Section 302 Certification

          CERTIFICATIONS

          EX-99.906 CERT - Section 906 Certification


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and Investment Company of 1940, the registrant has duly caused this report to be signed in its behalf by the undersigned, thereunto duly authorized.


REGISTRANT  MOnetta Fund
BY          /s/ Robert S. Bacarella, Principal Executive Officer
DATE        March 9, 2006



Pursuant to the requirements of the Securities Exchange Act of 1934 and Investment Company of 1940, the registrant has duly caused this report to be signed in its behalf by the undersigned, thereunto duly authorized.


REGISTRANT  Monetta Fund
BY          /s/Lynn H. Waterloo, Principal Financial Officer
DATE        March 9, 2006